As filed with the Securities and Exchange Commission on April 29, 1997.

                                                              File No. 333-08345
                                                                       811-07711
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                [_]

                        PRE-EFFECTIVE AMENDMENT NO.              [_]
                      POST-EFFECTIVE AMENDMENT NO.   1           [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [_]

                       POST-EFFECTIVE AMENDMENT NO. 1            [X]

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                           (EXACT NAME OF REGISTRANT)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-9197

                            SANDRA M. DADALT, ESQUIRE
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. No Rule 24f-2 Notice of the Registrant was filed for fiscal year 1996 as Registrant's operations did not commence until January, 1997.

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                              CROSS REFERENCE SHEET

Form N-4 Item                                      Prospectus Caption
-------------                                      ------------------

1.   Cover Page................................... Cover Page

2.   Definitions.................................. Special Terms; Variable Account
                                                   Valuation Procedures

3.   Synopsis..................................... Synopsis of Expense Information;
                                                   Summary Information

4.   Condensed Financial
      Information................................. Not Applicable

5.   General Description of
      Registrant, Depositor and
      Portfolio Companies......................... Cover Page; Summary Information; The
                                                   Company; The Separate Account; The Trust;
                                                   Voting Privileges

6.   Deductions and Expenses...................... The Trust; The MVA Fixed Account;
                                                   Charges Under the Contracts;
                                                   Distribution of the Contracts

7.   General Description of Variable
      Annuity Contracts........................... The MVA Fixed Account; The
                                                   Contracts; The Accumulation Period;
                                                   The Annuity Period; Miscellaneous
                                                   Provisions; Changes in Applicable Law -
                                                   Funding and Otherwise

8.   Annuity Period............................... The Annuity Period

9.   Death Benefit................................ The Accumulation Period; The Annuity
                                                   Period

10.  Purchases and Contract Values................ The Contracts; Variable Account
                                                   Valuation Procedures; Distribution of the
                                                   Contracts

11.  Redemptions.................................. Charges Under the Contracts -
                                                   Contingent Deferred Sales Load; The
                                                   Accumulation Period - Surrender of
                                                   Contract, Partial Withdrawals;
                                                   Miscellaneous Provisions - Deferment of
                                                   Payment; Summary Information - 10 Day
                                                   Free-Look Provision

12.  Taxes........................................ Federal Income Taxes

13.  Legal Proceedings............................ Not Applicable

14.  Table of Contents of Statement
      of Additional Information................... Table of Contents of Statement of
                                                   Additional Information

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                              CROSS REFERENCE SHEET

                                        Statement of Additional
Form N-4 Item                           Information Caption
-------------                           -----------------------

15. Cover Page......................... Cover Page

16. Table of Contents.................. Table of Contents

17. General Information and
     History........................... Not Applicable

18. Services........................... Services Agreement

19. Purchase of Securities Being
     Offered........................... Not Applicable

20. Underwriters....................... Not Applicable

21. Calculation of Performance
     Data.............................. Calculation of Performance Data

22. Annuity Payments................... Calculation of Annuity Payments

23. Financial Statements............... Separate Account Financial Statements

                               John Hancock Mutual
                             Life Insurance Company

                         Deferred Combination Fixed and
                           Variable Annuity Contracts

                     John Hancock Variable Annuity Account H

                                   PROSPECTUS

                                   May 1, 1997

The deferred annuity contracts described in this prospectus may be funded by any one or more of the eleven subaccounts ("Subaccounts") of John Hancock Variable Annuity Account H ("Separate Account"), and by the Market Value Adjustment Fixed Account ("MVA Fixed Account"). The Separate Account is a separate investment account of John Hancock Mutual Life Insurance Company ("Company"). The contracts are issued as group or individual contracts. An individual's interest in a group contract is evidenced by the issuance of a separate Certificate. In some states, contracts are offered on an individual basis, with the issuance of an individual contract. The Certificates and individual contracts are collectively referred to herein as the "Contracts."


The Contracts are designed to provide retirement benefits under tax qualified plans, as well as under non-qualified arrangements. All funds accumulate on a tax-deferred basis under the Contracts. You may elect a variable return investment option through the Separate Account or a guaranteed interest investment option through the MVA Fixed Account, or a combination of these two options.


Under the variable return investment option, you can choose among one or more of the following Subaccounts of the Separate Account: V.A.International, V.A. Financial Industries, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond, and V.A. Money Market. The assets of each Subaccount will be invested in a corresponding series, or "Fund," of the John Hancock Declaration Trust ("Trust"), a mutual fund advised by John Hancock Advisers, Inc. ("Adviser"). The prospectus for the Trust accompanies this prospectus, and describes the investment objectives, policies and risks of the Trust.


Under the MVA Fixed Account guaranteed interest investment option, you can choose among various available Guarantee Periods, each of which has its own interest rate and expiration date. Amounts allocated to the MVA Fixed Account are credited with interest at a fixed rate for the entire Guarantee Period. A Market Value Adjustment, or "MVA," positive or negative, may be made upon annuitization or any withdrawal, surrender or transfer prior to the last day of any Guarantee Period. However, the amount of any MVA is subject to the limitations described under "The MVA Fixed Account."

                    (continued on next page)

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTERESTS IN THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


[HANCOCK LOGO] JOHN HANCOCK FUNDS
               A Global Investment Management Firm


                                    [Recycle Logo] C Printed on Recycled Paper.


                                                                     VANYP  5/97

(continued from prior page)

Currently, the number of investment options that may be selected to fund the Contracts is limited to 18.


This prospectus sets forth information about the Contracts that a prospective investor ought to know before investing. A statement of additional information ("SAI") for the Separate Account, dated May 1, 1997, has been filed with the Securities and Exchange Commission ("Commission") and is incorporated herein by reference. The SAI, the table of contents of which appears at page 25 of this prospectus, is available without charge upon written or oral request made to the Company's Servicing Office at the address or telephone number below.

                                Servicing Office
                         John Hancock Servicing Center
                                 P.O. Box 9298
                        Boston, Massachusetts 02205-9298

                             Telephone 800-824-0335

-------------------------------------------------------------------------------

                                                               Page
                                                              ------
SPECIAL TERMS .............................................      5
SYNOPSIS OF EXPENSE INFORMATION ...........................      5
SUMMARY INFORMATION .......................................      7
SEPARATE ACCOUNT FINANCIAL INFORMATION   ..................      9
THE COMPANY   .............................................      9
THE SEPARATE ACCOUNT   ....................................      9
THE TRUST  ................................................     10
THE MVA FIXED ACCOUNT  ....................................     11
  Guaranteed Rates/Guarantee Periods  .....................     11
  Market Value Adjustment .................................     11
  MVA Gain and Loss Limitations ...........................     12
  Investments by the Company ..............................     12
CHARGES UNDER THE CONTRACTS  ..............................     12
  Charges For Mortality And Expense Risks   ...............     12
  Charges for Administrative Services .....................     12
  Contingent Deferred Sales Load   ........................     13
  Nursing Home Waiver of CDSL   ...........................     14
  Optional Death Benefit Charges   ........................     14
  Variations in Charges   .................................     14
  Premium or Similar Taxes   ..............................     14
THE CONTRACTS .............................................     15
  Purchase of Contracts   .................................     15
  Premium Payments by Wire   ..............................     15
THE ACCUMULATION PERIOD   .................................     15
  Allocation of Premium Payments   ........................     15
  Value of Accumulation Units   ...........................     15
  Determination of MVA Fixed Account Value  ...............     15
  Transfers Among Subaccounts and Guarantee Periods  ......     16
  Dollar-Cost Averaging   .................................     16
  Surrender of Contract; Partial Withdrawals   ............     16
  Systematic Withdrawal   .................................     17
  Standard Death Benefit  .................................     17
  Optional One Year Stepped-Up Death Benefit   ............     17
  Optional Accidental Death Benefit   .....................     17
  Payment of Death Benefits  ..............................     17
THE ANNUITY PERIOD  .......................................     18
  Variable Monthly Annuity Payments   .....................     18
  Fixed Monthly Annuity Payments   ........................     19
  Annuity Options   .......................................     19
  Transfers   .............................................     20
  Other Conditions  .......................................     20
VARIABLE ACCOUNT VALUATION PROCEDURES .....................     20
MISCELLANEOUS PROVISIONS  .................................     20
  Restriction on Assignment  ..............................     20
  Deferment of Payment ....................................     20
  Reservation of Rights   .................................     21
  Owner and Beneficiary   .................................     21

                                                                  Page
                                                                 -----
FEDERAL INCOME TAXES ............................................  21
  The Separate Account, the MVA Fixed Account, and the Company .. 21 Contracts Purchased Other Than to Fund a Tax Qualified Plan .. 21
  Diversification Requirements   ................................  21
  Contracts Purchased to Fund a Tax Qualified Plan ..............  22
  Withholding of Taxes  .........................................  23
  See Your Own Tax Adviser    ...................................  23
SEPARATE ACCOUNT PERFORMANCE  ...................................  23
REPORTS  ........................................................  24
VOTING PRIVILEGES ...............................................  24
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE   ..............  24
DISTRIBUTION OF THE CONTRACTS ...................................  24
REGISTRATION STATEMENT  .........................................  24
EXPERTS AND FINANCIAL STATEMENTS    .............................  24
APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS  ........
APPENDIX B--VARIABLE ANNUITY INFORMATION FOR INDIVIDUAL
RETIREMENT ANNUITIES


THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE OR SOLICIT AN OFFER IN THAT STATE.

SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings:

Accumulation Period: the period referred to in the term "Accumulation Unit."

Accumulation Unit: a unit of measurement used in determining the value of an Owner's interest in a Subaccount during the period prior to the commencement of annuity payments or, if earlier, the surrender of the Contract. The value of an Accumulation Unit will reflect the investment experience of the Subaccount and vary in dollar amount.

Accumulated Value: accumulated value of all Subaccounts and the MVA Fixed Account Value under a Contract.

Date of Maturity: the date elected by the Owner as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period." The Contract specifies a "Provisional Date of Maturity" as discussed under "The Annuity Period."

Annuitant: the person designated in the Contract as such.

Annuity Option: the provisions under which a series of annuity payments is made to the Annuitant or other payee, such as the Life Annuity with Ten Years Certain.

Annuity Unit: a unit of measurement used in determining the amount of any variable annuity payment. The value of an Annuity Unit for each Subaccount will depend upon the assumed investment rate and the investment experience of that Subaccount, and will vary in dollar amount.

Contract Year: the 12 month period following the date of issue of the Contract and each 12 month period thereafter. In Certificates issued under group Contracts, these periods are the "Certificate Year."

Fixed Annuity Option: an annuity option under which the Company promises to pay the Annuitant, or any other payee designated by the Owner, fixed payments.

General Account: comprises all assets of the Company other than those in the Separate Account, and other than those in any other legally segregated separate account established by the Company.

Guarantee Period: the period for which a Guaranteed Rate is credited.

Guaranteed Rate: the rate of interest credited during any Guarantee Period, on an effective annual basis.

Market Value Adjustment: positive or negative adjustment, subject to limitation, to MVA Fixed Account Value that is paid out at a time other than the last day of a Guarantee Period.

MVA Fixed Account Value: the amount of premium payments allocated or transferred to Guarantee Periods, plus interest and any positive Market Value Adjustment, less any withdrawals (including any contingent deferred sales load) and deductions for fees, charges and any premium or similar taxes, and any negative Market Value Adjustment.

Owner: the person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. As used in this prospectus, Owner includes the "Participant" referred to in Certificates under Contracts issued on a group basis.

Surrender Value: the amount that is payable upon a surrender of the Contract prior to the Date of Maturity. Surrender Value is equal to the Accumulated Value of a Contract after all applicable adjustments and deduction of all applicable charges.

Variable Annuity Option: an annuity option under which the Company makes to the Annuitant, or any other payee designated by the Owner, payments which vary in amount in accordance with the net investment experience of the Subaccounts selected by the Owner. Not all of the Subaccounts are available under the Contracts during the annuity period.

We, Us, Our: mean the Company.

You, Your: mean the Owner.

SYNOPSIS OF EXPENSE INFORMATION

The purpose of this synopsis is to provide an understanding of the various costs and expenses that the Owner will bear directly or indirectly. The synopsis includes expenses of the Separate Account and the Trust. For a more complete description of the fees and charges applicable under the Contracts, see "Charges Under the Contracts." The management fees charged the Funds and their annual operating expenses are more fully described in the prospectus for the Trust.

Contract Owner Transaction Expenses

Contingent Deferred Sales Load (or "CDSL," as a percentage of premium payments withdrawn in excess of the Free Withdrawal Value)(1)

Years from Date of
Premium Payment to                      CDSL
Date of Surrender or Withdrawal      Percentage
---------------------------------    ------------
7 or more   .....................           0%
6 but less than 7    ............           2%
5 but less than 6    ............           3%
4 but less than 5    ............           4%
3 but less than 4    ............           5%
2 but less than 3    ............           5%
less than 2    ..................           6%
Annual Contract Fee(2) ..........         $30

----------
(1) In any Contract Year an Owner may withdraw, without a CDSL, an amount equal to 10% of the Accumulated Value as of the beginning of the Contract Year less any prior withdrawals during the Contract Year. This is the "Free Withdrawal Value."

(2) The annual Contract Fee is deducted on Contracts having an Accumulated Value of less than $10,000. The Contract Fee is deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. The Contract Fee is assessed only during the Accumulation Period, and is referred to as the "Certificate Fee" in Certificates issued under group Contracts. The Company reserves the right to increase the annual Contract Fee up to $50, subject to applicable state regulations.

Separate Account Annual Expenses

(as a percentage of Account Value)

                                      Initial Premium Payment
                                      -----------------------
                                       Less than    $250,000
                                        $250,000    or More
                                      ------------ ----------
Mortality and Expense Risk Charge        0.90%        0.90%
Administration Charge    ............    0.35%        0.10%
                                        -------      -------
Total  ..............................    1.25%        1.00%
                                        =======      =======

Trust Annual Expenses

(as a percentage of average net assets)


                                                Other Fund
                                                 Expenses
                                 Management       After         Total Fund
          Fund                     Fees         Limitation*      Expenses*
---------------------------     -------------   ------------   ------------
V.A. International Fund            0.90%           0.25%          1.15%
V.A. Financial Industries Fund     0.80%           0.25%          1.05%
V.A. Emerging Growth Fund          0.75%           0.25%          1.00%
V.A. Discovery Fund                0.75%           0.25%          1.00%
V.A. Independence Equity Fund      0.70%           0.25%          0.95%
V.A. Sovereign Investors Fund      0.60%           0.25%          0.85%
V.A. 500 Index Fund*               0.10%           0.25%          0.35%
V.A. Sovereign Bond Fund           0.50%           0.25%          0.75%
V.A. Strategic Income Fund         0.60%           0.25%          0.85%
V.A. World Bond Fund               0.75%           0.25%          1.00%
V.A. Money Market Fund             0.50%           0.25%          0.75%


----------


(*) Other Fund expenses are based on expenses for the past fiscal year except for Financial Industries Fund which was not in existence during the year. The Advisers agreed to limit temporarily other expenses of each portfolio to 0.25% of the Portfolio's average daily net assets, and management fee of V.A. 500 Index to 0.10% of the Portfolio's average daily net assets. Without these limitations, other expenses for V.A. International, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond and V.A. Money Market would be 2.23%, 4.44%, 4.01%, 3.53%, 3.18%, 0.96%, 3.65%, 1.68%, 2.44% and 26.98%, respectively, and management fee for V.A. 500 Index Fund would be 0.35%. As a result, total fund operating expenses without these limitations for V.A. International, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond and V.A. Money Market would be 3.13%, 5.19%, 4.76%, 4.23%, 3.78%, 1.31%, 4.15%, 2.28%, 3.19% and 27.48%, respectively.
     Other Fund expenses and total fund expenses as a percentage of average net assets are expected to decrease as the net assets of the Funds grow.


EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following current expenses on a $1,000 investment allocated to one of the Subaccounts listed, assuming 5% annual return on assets:


                                       1 Year       3 Years
                                     ---------     ---------
V.A. INTERNATIONAL ...............       79            121
V.A. FINANCIAL INDUSTRIES   ......       78            118
V.A. EMERGING GROWTH  ............       77            117
V.A. DISCOVERY  ..................       77            117
V.A. INDEPENDENCE EQUITY .........       77            115
V.A. SOVEREIGN INVESTORS .........       76            112
V.A. 500 INDEX  ..................       71             97
V.A. SOVEREIGN BOND   ............       75            109
V.A. STRATEGIC INCOME ............       76            112
V.A. WORLD BOND ..................       77            117
V.A. MONEY MARKET  ...............       75            109


If you annuitize at the end of the applicable time period, or if you do not surrender your Contract, you would pay the following current expenses on a $1,000 investment allocated to one of the Subaccounts listed, assuming 5% annual return on assets:


                                       1 Year      3 Years
                                      ---------   ---------
V.A. INTERNATIONAL ...............       25          77
V.A. FINANCIAL INDUSTRIES   ......       24          74
V.A. EMERGING GROWTH  ............       23          72
V.A. DISCOVERY  ..................       23          72
V.A. INDEPENDENCE EQUITY .........       23          71
V.A. SOVEREIGN INVESTORS .........       22          68
V.A. 500 INDEX  ..................       17          52
V.A. SOVEREIGN BOND   ............       21          65
V.A. STRATEGIC INCOME ............       22          68
V.A. WORLD BOND ..................       23          72
V.A. MONEY MARKET  ...............       21          65


The annual Contract Fee reflected in the examples has been expressed as an annual percentage of assets based on the Company's experience with other variable annuity contracts using the same contract fee provision.

The examples do not give effect to any premium taxes that may be applicable, or to any of the charges described under "Optional Benefit Riders," below. The examples should not be considered representations of past or future expenses; actual expenses may be greater than or less than those shown above.

Optional Benefit Riders

The Company offers, subject to state availability, three optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. The charge, as applicable, is made pro-rata based on relative values through a reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods under a Contract.

The applicable charge is equal to the Accumulated Value at the beginning of each month multiplied by 1/12th of the following annual percentage rates. With respect to the Nursing Home Waiver of CDSL Rider, the applicable charge will be assessed only upon the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed.


ONE YEAR STEPPED-UP DEATH BENEFIT RIDER  ...............    0.15%
ACCIDENTAL DEATH BENEFIT RIDER (terminates at age 80)       0.10%
NURSING HOME WAIVER OF CDSL RIDER  .....................    0.05%

For a description of these riders, see "One Year Stepped-Up Death Benefit Rider" and "Accidental Death Benefit Rider" under "The Accumulation Period," and "Nursing Home Waiver of CDSL Rider" under "Charges Under the Contracts."

Market Value Adjustment and Charges
Applicable to the MVA Fixed Account

Except when effected on the last day of a Guarantee Period, surrenders, transfers or partial withdrawals from the MVA Fixed Account, including amounts withdrawn to provide an annuity or death benefit, are subject to a Market Value Adjustment that may increase or reduce the amount of MVA Fixed Account Value paid out by the Company. The Market Value Adjustment is computed pursuant to a formula that includes upward and downward limitations, as described under "The MVA Fixed Account-Market Value Adjustment." Of the expenses summarized above, only the "Contingent Deferred Sales Load," "Annual Contract Fee," and "Optional Benefit Riders" charges are applicable to the MVA Fixed Account.

SUMMARY INFORMATION

The Contracts are designed for purchase by individuals doing their own retirement planning, including plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and for purchase in connection with (1) pension and profit-sharing plans qualified under Section 401(c) of the Code, known as "H.R. 10 plans," (2) pension or profit-sharing plans qualified under Sections 401(a) or 403(a) of the Code, known as "corporate plans," (3) plans qualifying under Section 401(k) of the Code, (4) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations, and (5) individual retirement annuity plans satisfying the requirements of
Section 408 of the Code. For additional information pertaining to the purchase of a Contract as an Individual Retirement Annuity, see "Appendix B--Variable Annuity Information for Individual Retirement Annuities."


The John Hancock Servicing Center (the "Servicing Center") handles various administrative, processing, servicing and similar functions related to the Contracts. The Servicing Center may be reached at the address and telephone number shown on the second page of this prospectus.

In order to accommodate "employer-related" plans funded by the Contracts, Contract forms using "unisex" purchase rates, i.e., rates the same for males and females, are available. Any questions you have as to whether you are participating in an employer-related plan should be directed to your employer. Any other question you or your employer may have with respect to this topic can be directed to the Servicing Center.


The Contracts

The Contracts offered are "flexible premium" deferred annuity Contracts under which premium payments may be made in a single sum or at intervals until the Date of Maturity. At that time annuity payments by the Company will commence unless the Owner elects to surrender the Contract, in which case, the Surrender Value will be paid.


An application for a Contract is available from broker-dealers and certain financial institutions who are participating in the distribution of the Contracts. Applications are also available directly from the Company by contacting the Servicing Center. Upon completion, the application is transmitted, along with the premium payment, to the Servicing Center for processing. See "The Contracts."


John Hancock Variable Annuity Account H


The Separate Account is a separate investment account of the Company. It is operated as a unit investment trust and supports the variable benefits payable under the Contracts. There are currently eleven Subaccounts within the Separate
Account: V.A. International, V.A. Financial Industries, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond, and V.A. Money Market. Each Subaccount invests in a corresponding Fund of the Trust. The Trust is a "series" type mutual fund.


Each Fund has a different investment objective. The Adviser provides investment management services to the Funds for which it receives a fee from the Trust. The Adviser utilizes sub-advisers for three of the Funds. John Hancock Advisers International Limited ("JHAI") provides sub-investment management services for the V.A. International Fund; Independence Investment Associates, Inc. ("IIA") provides sub-advisory services for the V.A. Independence Equity Fund; and Sovereign Asset Management Corporation ("SAMCO") (together with JHAI and IIA, the "Sub-advisers") provides sub-advisory services for the V.A. Sovereign Investors Fund. The Sub-advisers are indirect, wholly-owned subsidiaries of the Company. Each Sub-adviser receives a fee from the Adviser for these services which in no way increases the costs borne by the Trust, the Account, or the Owners.

For a more detailed description of the Trust, see its prospectus which accompanies this prospectus.

MVA Fixed Account Investment Options

Any amount allocated by the Owner to the MVA Fixed Account earns interest at a Guaranteed Rate. The level of the Guaranteed Rate depends on the length of the Guarantee Period selected by the Owner. We currently make available various Guarantee Periods with durations of up to ten years.

If amounts are transferred, surrendered or otherwise paid out at any time other than the last day of the applicable Guarantee Period, a Market Value Adjustment will be applied that will increase or decrease the amount of MVA Fixed Account Value paid out. Accordingly, the Market Value Adjustment can result in gains or losses which are subject to limitations as described under the "MVA Fixed Account."

For a more complete discussion of the MVA Fixed Account investment options and Market Value Adjustment, see "The MVA Fixed Account."

Principal Underwriter and Distributor

John Hancock Funds, Inc. ("JHFI"), a registered broker-dealer affiliate of the Company, acts as principal underwriter of the Account and principal distributor of the Contracts. The Contracts are offered through broker-dealers and financial institutions.

Investment of Premium Payments

Premium payments received under Contracts, after deduction of any premium or similar taxes, are allocated to one or more of the Subaccounts and/or one or more of the Guarantee Periods in the MVA Fixed Account, as directed by the Owner.


Premium payments may be mailed to John Hancock Servicing Center, P.O. Box 9298, Boston, Massachusetts 02205-9298. All checks or other money orders should be made payable to John Hancock. Procedures also have been established for the receipt of premium payments by wire order. See "Payments by Wire" under "The Contracts."


Minimum and Maximum Premium Payments


Each premium payment must be at least $500. The total premium payments may not exceed $1,000,000 in any Contract Year, without our prior approval. No premium payments may be made within six months prior to the Annuitant's 95th birthday or thereafter. These limits may be waived by the Company.


Account Charges

Charges made directly to the Account include daily charges aggregating 0.90% annually for mortality and expense risks, and daily charges at the annual rate of 0.35% and 0.10% under Contracts with initial premium payments of less than $250,000 and $250,000 or more, respectively. These charges are based on the average daily net asset value of each Subaccount, and reduce the unit values of the Subaccounts.

Fund Charges


Management fees at annual rates ranging from 0.10% to 0.90% of average daily net assets are paid by the Funds to the Adviser. The Funds also incur charges for other expenses incurred in their operations. Management fees and other expenses are reflected in the net asset value of each Fund's shares.


Withdrawal Charges

A withdrawal charge, or contingent deferred sales load (the CDSL), if applicable, is deducted from the amount of any premium payment withdrawn from the Accumulated Value under a Contract, including any partial withdrawal or any full withdrawal upon a surrender of the Contract. The charge is 6% for withdrawals made in the first two years from the date we receive a premium payment, and decreases decrementally to zero in the seventh year. The charge does not apply to any premium payments withdrawn after seven years from the date we receive the payments. In any Contract Year, up to 10% of the Accumulated Value as of the beginning of the Contract Year, less any prior withdrawals during the Contract Year, may be withdrawn without a CDSL. The CDSL also does not apply to a withdrawal made to provide an annuity or a death benefit or, if necessary, to meet minimum distribution requirements under qualified plans, or under the waiver described in the next paragraph.

Nursing Home Waiver of CDSL Charge

Subject to state availability, an optional "Nursing Home Waiver of CDSL" rider may be elected at the time the Owner applies for a Contract. Under this benefit, the CDSL, if otherwise applicable, will be waived on any withdrawals if beginning at least 90 days after the date of issue, the Owner becomes confined to a long term care facility ("LTCF") for at least 90 consecutive days, subject to certain conditions. At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.05% (annual percentage rate) of the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed. The benefit is not available for applicants over age 75.

Contract Fee and Certain Other Charges

An annual Contract Fee of $30 is deducted during the Accumulation Period under Contracts having an Accumulated Value of less than $10,000. The Company reserves the right to increase the Contract Fee up to $50, subject to applicable state regulations. No Contract Fee will be deducted if the Accumulated Value is $10,000 or more. Charges also may be made for any taxes or interest expenses attributable to the Contracts or the Account.

Deductions are also made for any applicable premium or similar taxes based on the amount of a premium payment. Currently, such taxes in certain states are up to 5% of each premium payment. In addition, separate monthly charges are made for the optional death benefit riders described under "Death Benefits" below.

A more detailed description of all fees and charges applicable under the Contracts appears under "Charges Under the Contracts." Fees and charges of the Trust are described in its prospectus which is attached to this prospectus.

Withdrawal Prior to Date of Maturity

At any time before annuity payments begin, if the Annuitant is living, a Contract may be surrendered in full for its Surrender Value or a portion of the Accumulated Value may be withdrawn, subject to applicable charges and certain limits. See "Surrender of Contract; Partial Withdrawals" under "The Contracts." A 10% tax penalty may be applicable to withdrawals before the Owner attains age 59-1/2. A Market Value Adjustment may also be applied. See "The MVA Fixed Account."

Systematic Withdrawal

The Accumulated Value of a Contract may be systematically withdrawn on a monthly, quarterly, semi-annual or annual basis, as elected by the Owner. Systematic withdrawals in any Contract Year in excess of 10% of the Accumulated Value as of the beginning of the Contract Year may be subject to a CDSL. See "Contingent Deferred Sales Load" under "Charges Under the Contracts." A minimum Accumulated Value of $15,000 is required to start the program and certain other conditions apply. See "Systematic Withdrawal" under "The Accumulation Period."

Dollar Cost Averaging

The Owner may elect to have amounts automatically transferred from the Money Market Subaccount into one or more of the other Subaccounts of the Account. Transfers of $250 or more may be made monthly, quarterly, semi-annually or annually. A minimum Accumulated Value of $15,000 is required to start the program. See "Dollar Cost Averaging" under "The Accumulation Period."

Standard Death Benefit

The Contracts include a standard death benefit payable upon the death of the Annuitant prior to the Date of Maturity. The beneficiary will receive the greater of (a) the Accumulated Value, adjusted by any Market Value Adjustment, and (b) the aggregate amount of the premium payments made under the Contract, less any prior withdrawals and CDSLs.

Optional One Year Stepped-Up Death Benefit

At the time a Contract is applied for, the Owner may elect a one year stepped-up death benefit rider designed to enhance the death benefit payable to the beneficiary. Under this rider the benefit payable will be the greater of (a) the standard death benefit, and (b) the highest Accumulated Value, adjusted by a Market Value Adjustment, of the Contract as of any Contract anniversary preceding the date of receipt of due proof of death together with any required settlement instructions and preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus any premium payments, less any withdrawals and CDSLs, since such Contract anniversary. See "Optional One Year Stepped-Up Death Benefit" under "The Accumulation Period." At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.15% (annual percentage rate) of the Accumulated Value of the Contract at that time. This one year stepped-up death benefit is not available for applicants over age 79.

Optional Accidental Death Benefit

Subject to state availability, at the option of the Owner, an accidental death benefit rider may be elected. Under this rider, upon the accidental death of the Annuitant prior to the earlier of the Date of Maturity or the Annuitant's 80th birthday, the beneficiary will receive, in addition to any other death benefit, an amount equal to the Accumulated Value of the Contract, as of the date of the accident, upon receipt of due proof of the Annuitant's death together with any required instructions as to method of settlement, up to a maximum of $200,000. The benefit only may be elected at the time the Contract is applied for, and is not available to applicants over age 79. At the beginning of each month, we make a charge for this rider equal to 1/12th of 0.10% (annual percentage rate) of the Accumulated Value of the Contract at that time.

10 Day Free-Look Provision

An Owner may return an individual Contract for any reason within 10 days after its receipt and receive in cash the Accumulated Value, adjusted by any Market Value Adjustment, plus any deductions previously made from premium payments for premium or similar taxes. Owners returning individual Contracts issued in Idaho, Nebraska, North Carolina, Oklahoma, South Carolina, Washington, West Virginia, and Utah, and all individual Contracts issued under an individual retirement account, will receive gross premium payments made. If the individual Contract is issued in California to an Owner 60 years of age or older, the Owner may return the individual Contract within 30 days after its receipt, and, in that event, the gross premium payments made will be refunded to the Owner.

In most states, the rights to return Contracts described in the preceding paragraph apply only to Contracts issued in individual form. In some states, however, such rights may also apply to certificates under Contracts issued in group form.

SEPARATE ACCOUNT FINANCIAL INFORMATION


The Separate Account had not yet commenced operations as of December 31, 1996, and therefore had no assets or liabilities as of such date. Accordingly, neither this prospectus nor the SAI contains any financial statements for the Separate Account.


THE COMPANY

The Company is a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts in 1862. The Company's Home Office is located at 200 Clarendon Street, Boston, Massachusetts 02117.

The Company is a major financial services company with more than $80 billion of assets under management.

THE SEPARATE ACCOUNT

The Separate Account is a separate account of the Company established under Massachusetts law on April 8, 1996. The Separate Account, although an integral part of the Company, meets the definition of a "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are the property of the Company and the obligations under the Contracts are the obligations of the Company. Each Contract provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Contract with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. In addition to the net assets and other liabilities for Contracts, the Separate Account's assets include assets derived from charges made by the Company and, possibly, funds contributed by the Company to commence operation of the Subaccounts. From time to time these additional assets may be transferred in cash by the Company to its general account. Before making any such transfer, the Company will consider any possible adverse impact the transfer might have on any Subaccount.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.


There currently are eleven Subaccounts in the Separate Account: the V.A. International, V.A. Financial Industries, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond and V.A. Money Market Subaccounts. The assets in each Subaccount are invested in shares of a corresponding Fund of the Trust. The assets of one Subaccount are not necessarily legally insulated from liabilities associated with another Subaccount. New subaccounts may be added and made available to Owners.

THE TRUST

The Trust is a "series" type of mutual fund that is registered under the 1940 Act as an open-end diversified management investment company and organized as a Massachusetts business trust. The Trust serves as an investment medium for the Account and for the John Hancock Variable Annuity Account JF established by the John Hancock Variable Life Insurance Company ("JHVLICO"). In the future, other unit investment trust separate accounts established by the Company, JHVLICO, and other unaffiliated life insurance companies for variable life insurance policies and variable annuity contracts may also invest in the Trust. A full description of the Trust, its investment objectives, policies and restrictions, its charges and expenses, and all other aspects of its operation is contained in its attached prospectus (which should be read carefully before investing) and the SAI referred to therein, which should be read together with this prospectus. Among other items, the description of the need to monitor events on the part of the Trust's Board of Trustees for possible conflicts between separate accounts and other consequences should be noted.

The following is a brief summary of the investment objectives of each Fund of the Trust.

John Hancock V.A. International Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of foreign companies and governments.


John Hancock V.A. Financial Industries Fund seeks capital appreciation primarily through investments in equity securities of financial services companies throughout the world.


John Hancock V.A. Emerging Growth Fund seeks long-term growth of capital. The potential for growth of capital is the sole basis for selection of portfolio securities. Current income is not a factor in this selection.

John Hancock V.A. Discovery Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies of all levels of capitalization which are believed by the Fund's managers to offer superior prospects for growth. Current income is not a factor of consequence in the selection of stocks for the Fund.

John Hancock V.A. Independence Equity Fund seeks above-average total return, consisting of capital appreciation and income. The Fund will diversify its investments to create a portfolio focused on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long term.

John Hancock V.A. Sovereign Investors Fund seeks long-term growth of capital and income without assuming undue market risks. At times, however, because of market conditions, the Fund may find it advantageous to invest primarily for current income. The Fund invests primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends.

John Hancock V.A. 500 Index Fund seeks to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"). The 500 Index Fund normally invests at least 80% of the Fund's assets in common stocks of companies that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. (Requisite disclosure regarding use of the Standard & Poor's name is included in the Trust's prospectus, attached hereto.)

John Hancock V.A. Sovereign Bond Fund seeks a high level of current income consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of investment grade fixed income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated high-yield, high-risk fixed income securities.

John Hancock V.A. Strategic Income Fund seeks a high level of current income. The Fund invests primarily in foreign government and corporate fixed income securities, U.S. Government securities and lower-rated high-yield, high-risk fixed income securities of U.S. issuers.

John Hancock V.A. World Bond Fund seeks competitive total investment return, consisting of current income and capital appreciation. The Fund invests primarily in a global portfolio of high-grade, fixed income securities.

John Hancock V.A. Money Market Fund seeks maximum current income consistent with capital preservation and liquidity. The Fund invests only in high-quality money market instruments.

                                --------------


Prospective investors should carefully read the risk disclosures contained in the Trust prospectus with regard to the investment risks of the high-yield, high-risk fixed income securities invested in by the John Hancock V.A. Financial Industries Fund, the John Hancock V.A. Sovereign Investors Fund, the John Hancock V.A. World Bond Fund, the John Hancock V.A. Sovereign Bond Fund and the John Hancock V.A. Strategic Income Fund.


The Company will purchase and redeem shares of the Trust for the Separate Account at their net asset value without any sales or redemption charges. The shares of the Trust represent an interest in the Funds that correspond to the Subaccounts of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of the respective Funds at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the shares of the Fund from which the distribution was made. However, the total net asset value of the Separate Account, or of any Fund, will not change because of such distribution.

On each Valuation Date, shares of each Fund are purchased or redeemed by the Company for each Subaccount based on, among other things, the amount of net premium payments allocated to the Subaccount, dividends and distributions reinvested, transfers to, from and among Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per share for each Fund determined on that same Valuation Date. See "Valuation Date" under "Variable Account Valuation Procedures."

THE MVA FIXED ACCOUNT

The MVA Fixed Account is a "nonunitized" separate account established by the Company. A nonunitized separate account is a separate account in which the Contract Owner has no claim on, or participation in the performance of, the assets held in the account. Investments purchased with amounts allocated to the MVA Fixed Account are the property of the Company, and any favorable investment performance on the assets held in the MVA Fixed Account accrues solely to the Company's benefit. All benefits relating to the Accumulated Value of amounts allocated to the MVA Fixed Account are guaranteed by the Company to the extent provided under the Contracts.

Guaranteed Rates/Guarantee Periods


Amounts allocated by the Owner to the MVA Fixed Account earn interest at a Guaranteed Rate commencing with the date of allocation. The Guaranteed Rate continues for a number of years, i.e., the Guarantee Period, selected by the Owner. At the end of the Guarantee Period, the Accumulated Value in that Guarantee Period, including interest accrued thereon, will be automatically transferred to the Money Market Subaccount unless the Owner elects to: (a) withdraw such Accumulated Value from the Contract, (b) allocate all or a portion of the Accumulated Value to a new Guarantee Period of the same duration as the expiring Guarantee Period, or (c) allocate all or a portion of the Accumulated Value to a different Guarantee Period or periods or to one or more of the Subaccounts. The Company must be notified of any election by the Owner at the Servicing Center's office in a form satisfactory to it within 30 days prior to the end of the expiring Guarantee Period. The first day of any new Guarantee Period or other reallocation will be the day after the end of the prior Guarantee Period. The Company will notify the Owner at least 30 days prior to the end of any Guarantee Period. A Guarantee Period will not be available if it extends beyond the Date of Maturity.


The Company currently makes available Guarantee Periods of various durations. At any time, the Guarantee Periods may be one year and multiple year periods of up to ten years. The Company reserves the right to add or delete Guarantee Periods from those that are available at any time for new allocations. Each Guarantee Period has its own Guaranteed Rate, which may differ from those for other Guarantee Periods. We may, at our discretion, change the Guaranteed Rate for future Guarantee Periods. These changes will not affect the Guaranteed Rates being paid on Guarantee Periods that have already commenced. Each allocation or transfer of an amount to a Guarantee Period commences the running of a new Guarantee Period with respect to that amount, which will earn a Guaranteed Rate that will continue unchanged until the end of that period. With respect to all Contracts issued on an individual basis, and to Contracts issued on a group basis where required under state law, the Company will not make available any Guarantee Period offering a Guaranteed Rate below 3%.

The Company declares the Guaranteed Rates from time to time as market conditions and other factors dictate. The Company advises an Owner of the Guaranteed Rate for a chosen Guarantee Period at the time a premium payment is received, a transfer is effectuated or a Guarantee Period is renewed.

The Company has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. The rates may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with amounts allocated to the Guarantee Period. See "Investments by the Company," below. The Company, in determining Guaranteed Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales and administrative expenses borne by the Company, risks assumed by the Company, the Company's profitability objectives, and general economic trends.

THE COMPANY'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED RATES TO BE DECLARED. THE COMPANY CANNOT PREDICT OR ASSURE THE LEVEL OF ANY FUTURE GUARANTEED RATES.


Information concerning the Guaranteed Rates applicable to the various Guarantee Periods, and the durations of the Guarantee Periods offered, at any time may be obtained from the Company by calling the Servicing Center at the telephone number indicated on the cover page of this prospectus.


Market Value Adjustment

If any MVA Fixed Account Value is withdrawn, transferred or otherwise paid out before the end of the Guarantee Period in which it is being held, a Market Value Adjustment will be applied. This generally includes amounts that are paid out as death benefits pursuant to the Contract, amounts applied to an annuity option, and amounts paid as a single sum in lieu of an annuity. No Market Value Adjustment will be applied to amounts that are paid out on the last day of a Guarantee Period.

The Market Value Adjustment may increase or decrease the amount of MVA Fixed Account Value being withdrawn, transferred or otherwise paid out. The comparison of two Guaranteed Rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the Guaranteed Rate for the existing Guarantee Period from which amounts are being transferred or withdrawn. The second rate is the Guaranteed Rate then being offered for new Guarantee Periods of the same duration as that remaining in the existing Guarantee Period. If the first rate exceeds the second by more than 1/2%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/2%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the Guarantee Period (before deduction of any applicable CDSL) by the following factor:

                                        n/12
                                 (1 + g)    -1
                              ------------
                             (1 + c + .005)
where,

 [bullet] g is the Guaranteed Rate in effect for the current Guarantee Period
          (in decimal form).

 [bullet] c is the current Guaranteed Rate (in decimal form) in effect for new
          Guarantee Periods with durations equal to the number of years remaining in the current Guarantee Period (rounded up to the nearest whole number of years). If not available, the Company will declare a Guaranteed Rate solely for this purpose that is consistent with interest rates for Guarantee Periods that are currently available.

 [bullet] n is the number of complete months from the date of withdrawal to the end of the current Guarantee Period. (Where less than one complete month remains, n will equal one unless the withdrawal is made on the last day of the Guarantee Period, in which case no adjustment will apply.)

MVA Gain and Loss Limitations

In no event will the Market Value Adjustment exceed, in a positive or negative direction, the amount of any excess interest earned during a Guarantee Period up to the point of withdrawal or surrender. Excess interest means the dollar amount of interest earned on the amount being withdrawn or transferred since the beginning of the Guarantee Period in excess of the amount of interest that would have been earned had the effective annual interest rate been 3%. See Appendix A.


Investments by the Company

The Company's obligations with respect to the MVA Fixed Account are supported by its General Account assets, which also support other general obligations incurred by the Company. Subject to applicable law, the Company has sole discretion over the investment of assets in the MVA Fixed Account and the General Account, and neither account is subject to registration under the 1940 Act.

Amounts in the Company's General Account and the MVA Fixed Account will be invested in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the General Account.

The Company intends to consider the return available on the instruments in which it intends to invest amounts allocated to the MVA Fixed Account when it establishes Guaranteed Rates. Such return is only one of the factors considered in establishing the Guaranteed Rates. See "Guaranteed Rates/Guarantee Periods," above.

The Company expects that amounts allocated to the MVA Fixed Account will be invested according to its detailed investment policy and guidelines, in fixed income obligations, including corporate bonds, mortgages, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods. The Company intends to invest proceeds from the Contracts attributable to the MVA Fixed Account primarily in domestic investment-grade securities. In addition, derivative contracts will be used only for hedging purposes, to reduce the ordinary business risk of the Contracts associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, the Company is not obligated to invest amounts allocated to the MVA Fixed Account according to any particular strategy.

Because of exemptive and exclusionary provisions, interests in the MVA Fixed Account have not been registered under the Securities Act of 1933 and the MVA Fixed Account has not been registered under the Investment Company Act of 1940. Accordingly, neither the MVA Fixed Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Commission has not reviewed the disclosure in this Prospectus relating to the MVA Fixed Account. Disclosure regarding the MVA Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

CHARGES UNDER THE CONTRACTS

Charges for Mortality and Expense Risks

While variable annuity payments to Annuitants will vary in accordance with the investment performance of the Separate Account, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of the Company over the expense charges provided for in the Contracts. The Company assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses. The Company also provides a standard death benefit and waives any CDSL upon the death of the Annuitant.

In return for the assumption of these mortality and expense risks, the Company makes a daily charge to the assets of the Separate Account. The daily charge is at the rate of 0.002466%, or 0.90% annually, of which 0.45% is for mortality risks, and 0.45% for expense risks. The Company reserves the right to revise the amounts of the charge as between mortality risks and expense risks, should estimates change, but the aggregate charge will not exceed 0.90% on an annual basis.

Charges for Administrative Services


The Company maintains an account for each Owner and Annuitant and makes all disbursements of benefits. The Company also furnishes such administrative and clerical services, including the calculation of Accumulation Unit values and the values and interests determined thereby, as are required for each Subaccount. The Company makes disbursements from Separate Account funds to pay obligations chargeable to the Separate Account and maintains the accounts, records, and other documents relating to the business of the Separate Account required by regulatory authorities. These administrative services may be performed by the Company or an authorized third party administrator. For these and other administrative services, the Company makes a daily charge to the assets of the Separate Account and assesses, during the Accumulation Period, a Contract Fee of $30 on all Contracts having an Accumulated Value of less than $10,000. The Contract Fee will be deducted at the beginning of each Contract Year after the first and at a full surrender during a Contract Year. The Company reserves the right to increase this fee up to a maximum of $50 subject to state regulations. No Contract Fee will be deducted if the Accumulated Value is $10,000 or more. The Contract Fee will be deducted from each Subaccount and each Guarantee Period in the same proportion that the Accumulated Value in that Subaccount or Guarantee Period bears to the full Accumulated Value.

The daily administrative charge is 0.000959%, or 0.35% on an annual basis, under any Contracts with an initial premium payment of less than $250,000; and 0.000274%, or 0.10% on an annual basis, under any Contracts with an initial premium payment of $250,000 or more. The different charges reflect the fact that the cost of administering larger Contracts will tend to be smaller in proportion to the Contract's Accumulated Value and that amounts realized by the Company from expense charges made under smaller Contracts will be lower.

The administrative services charges are not designed, nor are they expected, to exceed the Company's cost in providing these services.

Contingent Deferred Sales Load

A contingent deferred sales load, or CDSL, may be assessed whenever a Contract is surrendered for cash prior to the Date of Maturity ("total withdrawal" or "surrender") or whenever an amount less than the total Accumulated Value is withdrawn from a Contract prior to the Date of Maturity ("partial withdrawal"). This charge is used to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

An Owner may withdraw in any Contract Year up to 10% of the Accumulated Value as of the beginning of the Contract Year without the assessment of any CDSL. This is the Free Withdrawal Value. If, in any Contract Year, the Owner withdraws an aggregate amount in excess of 10% of the Accumulated Value as of the beginning of the Contract Year, the amount withdrawn in excess of 10% is subject to a CDSL to the extent that the excess is attributable to premium payments made within seven years of the date of withdrawal or surrender.

No CDSL is assessed on amounts applied to provide an annuity or to pay a death benefit. Also, no CDSL will apply to certain withdrawals if an Owner has elected the nursing home waiver of CDSL rider described under "Nursing Home Waiver of CDSL" below. Amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans funded by a Contract are not subject to a CDSL in any Contract Year. Amounts above the minimum distribution requirements are subject to a CDSL.

The CDSL percentage charge depends upon the number of years that have elapsed from the date of premium payment to the date of its withdrawal, as follows:

Years from Date
of Premium Payment to                   CDSL
Date of Surrender or Withdrawal      Percentage
---------------------------------   ------------
7 or more   .....................        0%
6 but less than 7    ............        2%
5 but less than 6    ............        3%
4 but less than 5    ............        4%
3 but less than 4    ............        5%
2 but less than 3    ............        5%
less than 2    ..................        6%

Whenever a CDSL is imposed, it is deducted from each Subaccount of the Separate Account and each Guarantee Period of the MVA Fixed Account in the proportion that the amount subject to the CDSL in each bears to the total amount subject to the CDSL. In calculating the CDSL, all amounts withdrawn plus all Contract Fees and CDSLs are assumed to be deducted first from the earliest purchase payment, and then from the next earliest purchase payment, and so forth until all payments have been exhausted, satisfying the first-in first out, or "FIFO," method of accounting. The CDSL only applies to premium payments, not to any earnings or appreciation. For a discussion of the taxation of partial withdrawals, see "Contracts Purchased Other Than to Fund a Tax Qualified Plan" under "Federal Income Taxes."

To the extent that any CDSL is applicable, the Accumulated Value will generally be reduced by the amount of the CDSL, as well as by the actual dollar amount of the withdrawal request. Any positive MVA will reduce the amount deducted from the Accumulated Value by the amount of the positive MVA. Any negative MVA will increase the amount deducted by the amount of the negative MVA. The CDSL is calculated based upon the full amount by which the Accumulated Value is reduced, adjusted for any MVA, and subject to the conditions noted above.

      For example, assume a Contract is issued on January 1, 1996, and that the Owner makes premium payments of $5,000 on January 1, 1996, $1,000 on January 1, 1997, and $1,000 on January 1, 1998. Assume that the Accumulated Value on January 1, 1999, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 1999. The CDSL in this case, assuming no prior partial withdrawals, would equal $272.23.

      In calculating the CDSL under the FIFO method, the January 1, 1996, $5,000 premium payment is first reduced by the three $30 Contract Fees assessed on January 1, 1997, 1998, and 1999, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 1999, i.e., $900, the free withdrawal amount, is then deducted leaving $4,010.

      The remaining balance of the $5,000 January 1, 1996, premium payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a CDSL of $200.50 (.05 x $4,010). All of the $1,000 January 1, 1997, premium payment is to be withdrawn and is assessed a CDSL of $50 (.05 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $362.23 is withdrawn from the January 1, 1998, premium payment. This is assessed a CDSL of $21.73 (.06 x $362.23).

      Therefore, the total amount paid to the Owner is $6,000 and the total CDSL is $272.23. The above example assumes all amounts withdrawn are after the application of any Market Value Adjustment.

Withdrawals made prior to the Owner attaining age 59-1/2 may be subject to certain adverse tax consequences. A Federal penalty of 10% is generally applicable to the taxable portion (earnings) of a premature withdrawal from the Contract. See "Penalty for Premature Withdrawals" under "Federal Income Taxes."

To the extent that the proceeds from the CDSLs may be insufficient to cover distribution costs, the Company may recover them from its General Account assets which may consist of, among other things, proceeds derived from mortality and expense risk charges deducted from the Separate Account, and charges for the optional benefits described in this prospectus.

Nursing Home Waiver of CDSL

Subject to state availability, an optional Nursing Home Waiver of CDSL rider may be elected when the Contract is applied for. Under this benefit, the CDSL, if otherwise applicable, will be waived as to any withdrawals if, beginning at least 90 days after the Contract date of issue, the Owner becomes confined to a nursing home facility for at least 90 consecutive days and receives skilled nursing care. The Company must receive a request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility, and the confinement must be prescribed by a physician and medically necessary. This rider is not available to Contract applicants 75 years of age or older, or to applicants who were confined to a nursing home within the prior two years. Reference should be made to the rider for a complete description of its terms, conditions and benefits. At the beginning of each month, a charge equal to 1/12th of .05% (annual percentage rate) is made against the Accumulated Value associated with premium payments upon which a CDSL would continue to be applicable at the time the charge is assessed. The charge is made through a pro-rata reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods, based on relative values.

Optional Death Benefit Charges

Separate monthly charges are made for the optional One Year Stepped-Up Death Benefit and Accidental Death Benefit riders offered by the Company. In each case, the charge for the rider is made through a pro-rata reduction in Accumulation Units of the Subaccounts and dollar amounts in the Guarantee Periods, based on relative values. The charge, made at the beginning of each month, is equal to the Accumulated Value at that time multiplied by 1/12th of the following applicable annual percentage rates: One Year Stepped-Up Death Benefit rider--0.15%; Accidental Death Benefit rider--0.10%. See "Optional One Year Stepped-Up Death Benefit Rider" and "Optional Accidental Death Benefit Rider" under "The Accumulation Period."

Variations in Charges

In the future, the Company may allow a reduction in or the elimination of the CDSL, the charge for the Nursing Home Waiver of CDSL rider, the charge for expense risks, the administrative services charge, or the annual Contract Fee, or the charge for the One Year Stepped-Up Death Benefit rider or Accidental Death Benefit rider, under Contracts sold to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such Contracts and the benefits offered, or the costs associated with administering or maintaining the Contracts.

The entitlement to such a reduction in or elimination of charges and fees will be determined by the Company based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

The Company will make any reduction in charges or fees according to its own rules in effect at the time an application for a Contract is approved. The Company reserves the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

Premium or Similar Taxes

Several states and local governments impose a premium or similar tax on annuities. Currently, such taxes range up to 5% of the Accumulated Value applied to an Annuity Option. Ordinarily, any state-imposed premium or similar tax will be deducted from the Accumulated Value only at the time of annuitization.


For Contracts issued in South Dakota and Kentucky, the Company pays a tax on each premium payment at the time it is made. The Company will deduct a charge for these taxes from the Accumulated Value at the time of annuitization, death, surrender, or withdrawal. Such a charge is equal to the applicable premium tax percentage times the amount of Accumulated Value that is applied to an Annuity Option, surrendered, withdrawn, or at death. The net economic effect of this procedure is not significantly different than if the Company deducted the premium tax from each premium payment when received.


                                --------------

The charges described above (exclusive of taxes) and the Contracts' annuity purchase rates will apply for the duration of each Contract and, except as noted above, will not be increased by the Company. However, these charges do not include all of the expenses which may be incurred for the account of Owners and Annuitants. Additional charges will be made directly to the Separate Account for taxes, if any, based on the income of, capital gains of, assets in, or the existence of, the Separate Account and interest on funds borrowed. In addition, the Company reserves the right to deduct premium taxes from premiums when paid. Moreover, the Separate Account purchases and redeems shares of the Trust at net asset value, a value which reflects the deduction from the assets of the Trust of the applicable investment management fees and of certain operating expenses listed under "Synopsis of Expense Information."

THE CONTRACTS

The descriptions herein are based on certain provisions of the Contracts. Reference should be made to the actual Contracts and to the terms and limitations of any tax qualified plan which is to be funded by such Contracts. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted thereby.

Purchase of Contracts


Authorized representatives of the broker-dealer or financial institution participating in the distribution of the Contracts will assist in the completion of the application or the placing of an order for a Contract and will be responsible for its transmittal, together with the necessary premium payment, to the Servicing Center. If the application or order is complete and the Contract applied for is suitable, the Contract will be issued and delivered to the Owner. If the completed application or order is received in proper form, the initial premium payment accompanying the completed application is applied within two business days after receipt. If an initial premium payment is not applied within five business days after receipt, it will be refunded unless the applicant consents to the retention of the premium payment until receipt of information necessary to allow the issuance of the Contract. Purchase payments after the initial purchase payment will be applied at the value next determined after receipt in good order.

Each premium payment must be at least $500 in amount. The total premium payments in any Contract Year may not exceed $1,000,000. The maximum dollar amount of transfers and payments to any one Subaccount in a Contract Year is $1,000,000. While the Annuitant is living and the Contract is in force, premium payments may be made at any time before the Date of Maturity, except that no new premium payments may be made after the Annuitant reaches age 94-1/2 under Contracts funding non-qualified arrangements, or age 70-1/2 under tax qualified plans. A Contract will not be issued if the proposed Annuitant is older than age 84. The foregoing limits may be waived by the Company.


All checks or other forms of premium payment must be made payable to John
Hancock.

Premium Payments by Wire


The initial premium payment may be transmitted by wire order from broker-dealers and financial institutions participating in the distribution of the Contracts. Wire orders accepted by the Company will be invested in the investment options selected by the prospective Owner at the value next determined following receipt in good order. Wire orders must include information necessary to allocate the payment among the investment options selected by the prospective Owner. Wire orders not accompanied by complete information may be held for up to five business days in order to obtain the missing information. If that information is not obtained within the five business day period, the Company will so advise the broker-dealer or financial institution involved and return the premium payment immediately to the prospective Owner, unless he or she consents to the retention of the premium payment by the Company until the Company has received at its Servicing Center the information not provided. A Contract will, nevertheless, not be issued, until the Company receives and accepts a properly completed application. Until a signed application is received and accepted, no further premium payments or other transactions will be allowed.


If within ten days of the receipt of the initial premium payment by wire a completed application is not received or an incomplete application received cannot be completed, the initial premium payment will be returned to the prospective Owner.


After a Contract has been issued, subsequent premium payments may be transmitted by wire through the Owner's bank. Information as to the name of the Company's bank, our account number and the ABA routing number may be obtained by calling the Servicing Center at the telephone number on the second page of this prospectus. The wire order must identify the Subaccounts and Guarantee Periods to which the premium payment is to be allocated, and the dollar amount to be allocated to each Subaccount and Guarantee Period. Banks may charge a fee for wire services.


THE ACCUMULATION PERIOD

Allocation of Premium Payments


Premium payments are allocated by the Company to one or more of the Subaccounts or Guarantee Periods, or among the Subaccounts and Guarantee Periods, as specified by the Owner at the time of purchasing the Contract, and as directed by the Owner from time to time thereafter. Any change in the allocations will be effective as to premium payments made after the receipt by John Hancock at its Servicing Center of notice in form satisfactory to the Company.

Each premium payment allocated to a Subaccount purchases Accumulation Units of that Subaccount at the value of such units next determined after the receipt of such premium payment at the Servicing Center. See "Variable Account Valuation Procedures."


Currently, premium payments may be allocated to a maximum of 18 Subaccounts and Guarantee Periods.

Value of Accumulation Units

The number of Accumulation Units of a Subaccount purchased with a specific premium payment will be determined by dividing the premium payment by the value of an Accumulation Unit in that Subaccount when the premium payment is applied. The value of the Accumulation Units so purchased will vary in amount thereafter, depending upon the investment performance of the Subaccount and the charges and deductions made against the Subaccount. At any date prior to the Date of Maturity, the total value of the Accumulation Units in a Subaccount which have been credited to a Contract can be computed by multiplying the number of such Accumulation Units by the appropriate Accumulation Unit Value in effect for such date.

Determination of MVA Fixed Account Value

A Contract's MVA Fixed Account Value is guaranteed by the Company. The Company bears the investment risk with respect to amounts allocated to the MVA Fixed Account, except that (a) the Company may vary the Guaranteed Rate for future Guarantee Periods (subject to the 3% effective annual minimum guaranteed rate applicable to all Contracts issued on an individual basis and to Contracts issued on a group basis where required under state law) and (b) the Market Value Adjustment imposes investment risks on the Owner.

The Contract's MVA Fixed Account Value is the sum of the MVA Fixed Account Values in each Guarantee Period on any date. The MVA Fixed Account Value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Rate:

 [bullet] The amount of premium payments or transferred amounts allocated to the Guarantee Period, including the amount of any positive Market Value Adjustment; less

 [bullet] The amount of any withdrawals, including any CDSLs, or transfers out of the Guarantee Period; less

 [bullet] The amount of any charges and fees deducted from that Guarantee
          Period; less

 [bullet] The amount of any negative Market Value Adjustment.

Transfers Among Subaccounts and Guarantee Periods

Not more than 12 times in each Contract Year the Owner may (a) transfer all or any part of the Accumulation Units credited under a Contract from one Subaccount to another Subaccount, or into a Guarantee Period or (b) transfer all or any part of the dollar amount in one Guarantee Period to another Guarantee Period, or to a Subaccount. However, transfers may not be made within 30 days of the Date of Maturity, and transfers from one Subaccount or Guarantee Period to another may not exceed $1,000,000 in value in any Contract Year. A transfer pursuant to the dollar cost averaging feature discussed below does not count toward the limitation of 12 transfers per Contract Year.


Transfers involving the Subaccounts will result in the redemption and/or purchase of Accumulation Units on the basis of the respective unit values next determined after receipt of notice satisfactory to the Company at the Servicing Center. Transfers from a Guarantee Period before its expiration date are subject to a Market Value Adjustment. The amount of any positive or negative Market Value Adjustment will be added to or deducted from the transferred amount.

An Owner may request a transfer in writing or, if a telephone transfer authorization is in effect, by telephoning 800-824-0335. The Owner may send a written request to the Servicing Center at P.O. Box 9298, Boston, Massachusetts 02205-9298. Any written request should include the Owner's name, daytime telephone number, and Contract number, and identify the Subaccounts or Guarantee Periods from which and to which transfers are to be made. Transfers will be effective on the date of receipt at our Servicing Center, of a request in form satisfactory to us. The Company reserves the right to modify, suspend, or terminate telephone transfers at any time without notice to the Owners.

An Owner who authorizes telephone transfers will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone transfer instructions which the Company reasonably believes to be genuine, unless such loss, expense or cost is the result of the Company's mistake or negligence. The Company employs procedures which provide safeguards against the execution of unauthorized transfers, and which are reasonably designed to confirm that transfer instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner.


Dollar Cost Averaging

The Owner may elect to have automatically transferred on a monthly, quarterly, semi-annual or annual basis, at no cost, Accumulation Units credited to the Money Market Subaccount into one or more of the other Subaccounts. The minimum amount of each transfer is $250. To begin the program, the Accumulated Value must be at least $15,000. The program continues until it is discontinued by the Owner, or the full liquidation of the Money Market Subaccount. Changes in your dollar cost averaging instructions may be made by telephone or in writing provided the telephone authorization option has been elected by the Owner. The Company reserves the right to terminate the dollar cost averaging program at any time. Automatic transfers into the Guarantee Periods are not permitted.

Surrender of Contract; Partial Withdrawals


Prior to the Date of Maturity, if the Annuitant is living, a Contract may be surrendered for a cash payment of its Surrender Value, or a partial withdrawal of the Accumulated Value may be made. The Surrender Value of a Contract is the Accumulated Value, after any Market Value Adjustment, less any applicable charges, including any CDSL. Accumulation Units will be redeemed at their value next determined after the receipt by the Servicing Center of notice of surrender or partial withdrawal in form satisfactory to the Company. The amount of MVA Fixed Account Value will be determined on the date of receipt by the Servicing Center of such notice. The value of any Accumulation Units redeemed may be more or less than the premium payments applied under the Contract, depending upon the value of the Trust's shares held in a Subaccount at the time. Additionally, the Surrender Value of the MVA Fixed Account, as adjusted by any applicable Market Value Adjustment, may be more or less than the MVA Fixed Account Value. See "Market Value Adjustment" under "The MVA Fixed Account" above. The resulting cash payment upon a surrender will be reduced by any applicable CDSL and any unpaid Contract Fees or other charges.


Unless directed otherwise by the Owner, that portion of the Accumulated Value of the Contract redeemed in a partial withdrawal will be redeemed in each Subaccount and each Guarantee Period in the same proportion as the Accumulated Value of the Contract is then allocated among the Subaccounts and the Guarantee Periods. The Company will redeem Accumulation Units and/or withdraw dollar amounts from the MVA Fixed Account so that the total amount of a partial withdrawal (after any Market Value Adjustment) equals the dollar amount of the partial withdrawal request. Any applicable CDSL will be determined after any Market Value Adjustment and will reduce the remaining Accumulated Value in the Separate Account and MVA Fixed Account, as the case may be. The CDSL, if any, will not reduce the partial withdrawal payment made to the owner so long as the Accumulated Value is sufficient to cover the CDSL.


Payments of Surrender Value, in a single sum, and partial withdrawal payments, ordinarily will be made within seven days after receipt of the above notice by John Hancock at its Servicing Center. As described under "Miscellaneous Provisions-Deferment of Payment," however, redemptions and payments may be delayed under certain circumstances. See "Federal Income Taxes" for possible adverse tax consequences of certain surrenders and partial withdrawals.

Any request for a surrender or partial withdrawal should be mailed to the Servicing Center, P.O. Box 9298, Boston, Massachusetts 02205-9298.


Without our approval, a partial withdrawal is not permitted for an amount less than $100, nor may a partial withdrawal be made if the total remaining Accumulated Value would be less than $1,000. If the CDSL Free Withdrawal Value is at any time less than $100, then that amount must be withdrawn in full, in a single withdrawal, before any further partial withdrawal is made. The Contract may be terminated by the Company if the Accumulated Value of the Contract at any time becomes zero.

Systematic Withdrawal

An optional systematic withdrawal plan enables the Owner to pre-authorize periodic withdrawals. Owners electing the plan instruct the Company to withdraw a percentage or a level dollar amount from the Contract on a monthly, quarterly, semi-annual, or annual basis. The amount withdrawn will result in the cancellation of Accumulation Units from each applicable Subaccount in the Separate Account, and the deduction of dollar amounts from each applicable Guarantee Period in the MVA Fixed Account, in the ratio that the value of each bears to the total Accumulated Value. Currently, systematic withdrawal is available to Owners who have an Accumulated Value of $15,000 or more. The Company reserves the right to modify the eligibility rules or other terms and conditions of this program at any time, without notice. Systematic withdrawals in any Contract Year in excess of 10% of the Accumulated Value as of the beginning of the Contract Year may be subject to a CDSL. The minimum systematic withdrawal is $100. In the event that the modal amount of the withdrawal drops below $100 or the Accumulated Value becomes less than $5,000, the plan will be suspended by the Company and the Owner will be notified. The systematic withdrawal will terminate upon cancellation by the Owner.

Systematic withdrawals are subject to the CDSL and Market Value Adjustment described above. There may be tax consequences associated with the systematic withdrawal plan. See "Federal Income Taxes."

Standard Death Benefit


If the Annuitant dies before the Date of Maturity, a standard death benefit is payable. The death benefit will be the greater of (a) the Accumulated Value, adjusted by any Market Value Adjustment, next determined following receipt by John Hancock at its Servicing Center of due proof of death together with any required instructions as to method of settlement, and (b) the aggregate amount of the premium payments made under the Contract, less any partial withdrawals and CDSLs.


Payment of the death benefit will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement has been elected by the Owner. If an optional method of settlement has not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election. Payment will be made in a single sum in any event if the death benefit is less than $5000. See "Annuity Options" under "The Annuity Period." If there is no surviving beneficiary, the Owner, or his or her estate is the beneficiary.

Optional One Year Stepped-Up Death Benefit


The Owner may elect a one year stepped-up death benefit rider that is designed to enhance the standard death benefit payable to the beneficiary. Under this rider, upon the death of the Annuitant before the Date of Maturity, the benefit payable will be the greater of (a) the standard death benefit, and (b) the highest Accumulated Value, adjusted by any Market Value Adjustment, of the Contract as of any Contract anniversary preceding the date of receipt of due proof of death together with any required settlement instructions and preceding the Contract anniversary nearest the Annuitant's 81st birthday, plus any premium payments, less any withdrawals and CDSLs, since such Contract anniversary. The rider is elected at the time a Contract is applied for. Reference should be made to the rider for a complete description of its terms, conditions and benefits. A monthly charge is made for this benefit, so long as the rider is in effect. See "Charges Under the Contracts." This one year stepped-up death benefit is not available for applicants age 80 or older.


Optional Accidental Death Benefit


Subject to state availability, at the option of the Owner, an accidental death benefit may be elected at the time the Contract is applied for. Under this rider, upon the accidental death of the Annuitant prior to the earlier of the Date of Maturity or the Annuitant's 80th birthday, the beneficiary will receive, in addition to any other death benefit, an amount equal to the Accumulated Value of the Contract, as of the date of the accident, upon receipt of due proof of the Annuitant's death together with any required instructions as to method of settlement, up to a maximum of $200,000. This benefit is not available to applicants age 80 or older. Reference should be made to the rider for a complete description of its terms, conditions and benefits. A monthly charge is made for this rider as described under "Charges Under the Contracts."


Payment of Death Benefits

The Code requires certain distribution provisions to be included in any Contract used to fund other than a tax qualified plan. See "Federal Income Taxes." Failure to include the required distribution provisions results in the Contract not being treated as an annuity for Federal tax purposes. The Code imposes comparable distribution requirements for Contracts used to fund tax qualified plans. These required provisions for tax qualified plans will be reflected by means of separate disclosures and endorsements furnished to Owners.

The Code distribution requirements are expected to present few practical problems when the Annuitant and Owner are the same person. Nevertheless, all Owners of Contracts not used to fund a tax qualified plan and IRA Contract Owners should be aware that the following distribution requirements are applicable notwithstanding any provision to the contrary in the Contract (or in this prospectus) relating to payment of the death benefit or death of the Annuitant.

If the Owner dies before annuity payments have begun: (a) if the beneficiary is the surviving spouse of the Owner, the beneficiary may continue the Contract in force as Owner; or (b) if the beneficiary is not the surviving spouse of the Owner, or if the beneficiary is the surviving spouse of the Owner but does not choose to continue the Contract, the entire interest in the Contract on the date of death of the Owner must be: (i) paid out in full within five years of the Owner's death, or (ii) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death. If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect.

The Code imposes comparable distribution requirements on tax qualified plans.

If the Owner is not the Annuitant, "the entire interest in the Contract on the date of death of the Owner" is equal to the Surrender Value if paid out in full within five years of the Owner's death, or is equal to the Accumulated Value if applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of the Owner's death. Note that "the entire interest in the Contract on the date of death of the Owner" which is payable if the Owner dies before annuity payments have begun may be an amount less than the death benefit which would have been payable if the Annuitant had died instead.


Notice should be furnished promptly to the Servicing Center upon the death of the Owner.


THE ANNUITY PERIOD

During the annuity period, the total value of a Contract may be allocated among no more than four "Accounts." For this purpose, all Guarantee Periods comprising the MVA Fixed Account are counted as one Account; each of the Subaccounts is counted as one Account. Amounts allocated to the MVA Fixed Account will provide annuity payments on a fixed basis; amounts allocated to the Subaccounts will provide annuity payments on a variable basis. If more than four Accounts are being used on the Date of Maturity, the Company will divide the total Accumulated Value proportionately among the four Accounts with the largest Accumulated Values.

Any Accumulated Value in the MVA Fixed Account at the Date of Maturity will be subject to any positive or negative Market Value Adjustment that is applicable at that time, before such amount is applied to provide annuity payments.

Annuity payments will begin on the Date of Maturity if the Annuitant is then living and the Contract has been in force for at least six months. Each Contract will provide at the time of its issuance for a Life Annuity with Ten Years Certain. Under this form of annuity, annuity payments are made monthly to the Annuitant for life and, if the Annuitant dies within ten years after the Date of Maturity, the payments remaining in the ten-year period will be made to the contingent payee, subject to the terms of any supplementary agreement issued. A different form of annuity may be elected by the Owner, as described in "Annuity Options," below, prior to the Date of Maturity. However, the minimum Accumulated Value that may be applied to an annuity form, other than a Life Annuity with Ten Years Certain, is $5,000. Once a given form of annuity takes effect, it may not be changed.

If the initial monthly annuity payment under a Contract would be less than $50, the Company may make a single sum payment equal to the total Surrender Value of the Contract on the date the initial payment would be payable, in place of all other benefits.


Each Contract specifies a Provisional Date of Maturity at the time of its issuance, which may be no earlier than six months after the date the first payment is applied to the Contract. The Owner may subsequently elect a different Date of Maturity, however. Unless otherwise permitted by the Company, such subsequent date may be any earlier date provided it is no earlier than six months after the date the first payment is applied to the Contract, nor later than the maximum age specified in the Contract, generally age 95. The election is made by written notice received by the Servicing Center before the Provisional Date of Maturity and at least 31 days prior to the Date of Maturity. If a Date of Maturity different from the Provisional Date of Maturity is not elected by the Owner, the Provisional Date of Maturity shall be the Date of Maturity of the Contract. Particular care should be taken in electing the Date of Maturity for Contracts issued under tax qualified plans. See "Federal Income Taxes."


Variable Monthly Annuity Payments

Variable monthly annuity payments under a Contract are determined by converting each Subaccount's Accumulation Units credited to the Contract (less any applicable premium tax) into the respective Annuity Units of each applicable Subaccount on the Date of Maturity or some other date elected for commencement of variable annuity payments.

The amount of each variable annuity payment after the first payment will depend on the investment performance of the Subaccounts being used. If the actual net investment return (after deducting all charges) of a Subaccount during the period between the dates for determining two monthly payments based on that Subaccount exceeds the "assumed investment rate" (explained below), the latter monthly payment will be larger than the former. On the other hand, if the actual net investment return is less than the assumed investment rate, the latter monthly payment will be smaller than the former.

                            Assumed Investment Rate

The assumed investment rate for the variable annuity portion of the Contracts will be 31/2% per year except as provided below. The assumed investment rate is significant in determining the amount of the initial variable monthly annuity payment and the amount by which subsequent variable monthly payments are more or less than the initial variable monthly payment.

Where applicable state law so provides, an Owner may elect a Variable Annuity Option with assumed investment rates of 5% or 6%, if such a rate is available in the Owner's state. Election of a higher assumed investment rate produces a larger initial annuity payment but also means that eventually the monthly annuity payments would be smaller than if a lower assumed investment rate had been elected.

                         Calculation of Annuity Units

Accumulation Units are converted into Annuity Units by first multiplying the number of each Subaccount's Accumulation Units credited to the Contract on the date of conversion by the appropriate Accumulation Unit Value as of ten calendar days prior to the date the initial variable monthly annuity payment is due. For each Subaccount the resulting value (less any applicable premium tax) is then multiplied by the applicable annuity purchase rate, which reflects the age and, possibly, sex of the Annuitant and the assumed investment rate, specified in the Contract. This computation determines the amount of each Subaccount's initial monthly variable annuity payment to the Annuitant. The number of each Subaccount's Annuity Units to be credited to the Contract is then determined by dividing the amount of each Subaccount's initial variable monthly annuity payment by each Subaccount's Annuity Unit Value as of ten calendar days prior to the date the initial payment is due.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment, specified during the entire period of annuity payments according to the provisions of the annuity form selected, will be determined by dividing the amount applied under the Fixed Annuity Option (net of any applicable premium taxes) by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by the Company at the time of annuitization. This current factor may be based on the sex of the payee unless prohibited by law.

Annuity Options


The Owner may elect an Annuity Option during the lifetime of the Annuitant by written notice received by the Servicing Center prior to the Date of Maturity of the Contract. If no option is selected, Option A with Ten Years Certain will be used. A beneficiary entitled to payment of a death benefit in a single sum may, if no election has been made by the Owner prior to the Annuitant's death, elect an Annuity Option by written notice received by the Servicing Center prior to the date the proceeds become payable. No option may be elected, other than the Life Annuity with Ten Years Certain, if the Accumulated Value to be applied is less than $5000, in which case we will make a payment equal to the total Surrender Value on the date the initial payment would be payable in place of all other benefits. Among the options available are the following Annuity Options.


Option A: Life Annuity with Payments for a Guaranteed Period


Monthly payments will be made for a guaranteed period of 5, 10 or 20 years as selected by the Owner or Beneficiary and thereafter for as long as the payee lives, with the guarantee that if the payee dies prior to the end of the guaranteed period selected, payments will continue for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplementary agreement issued.


Option B: Life Annuity Without Further Payment on Death of Payee

Monthly payments will be made to the payee as long as he or she lives. No minimum number of payments is guaranteed.

Option C: Joint and Last Survivor

Payments will be provided monthly, quarterly, semi-annually or annually for your life and the life of your spouse/joint payee. Upon the death of one payee, payments will continue to the surviving payee and stop upon the death of the surviving payee.

Option D: Joint and 1/2 Survivor
          Joint and 2/3 Survivor

Payments will be provided monthly, quarterly, semi-annually or annually for your life and the life of your spouse/joint payee. Upon the death of one payee, payments (reduced to 1/2 or 2/3 the full payment amount) will continue to the surviving payee. Payments stop upon the death of the surviving payee.

Option E: Life Income With Cash Refund

Payments will be provided monthly, quarterly, semi-annually or annually for your life. Upon your death, your contingent payee will receive a lump-sum payment, if the total payments to you were less than your accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

Option F: Income for a Fixed Period

Payments will be provided monthly, quarterly, semi-annually or annually for a pre-determined period of time to a maximum of 30 years. If you die before the end of the fixed period, payments will continue to your contingent payee until the end of the period.

Option G: Income of a Specific Amount

Payments will be provided for a specific amount. Payments stop only when the premium deposit applied and earnings have been completely paid out. If you die before all payments are made, payments continue to your contingent payee until the end of the contract.

                                --------------

Fixed and variable annuity payments are available with Annuity Options A, B, C and D. Only fixed annuity payments are available with Annuity Options E, F, and
G. With respect to Options F and G, payments must continue for 10 years unless the Contract has been in force for 5 years or more.

The Option A life annuity with five years guaranteed and Option B life annuity without further payment on the death of payee are not available if the Annuitant is more than 85 years of age on the Date of Maturity.

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Transfers

The procedures for and terms and conditions of transfers by an Annuitant among Subaccounts during the annuity period are the same as for transfers by Owners among Subaccounts during the Accumulation Period. See "Accumulation Period--Transfers Among Subaccounts and Guarantee Periods." Such transactions involve the redemption and purchase of Annuity Units in the same manner that transfers during the Accumulation Period involve the redemption and purchase of Accumulation Units. No transfers to or from a Fixed Annuity Option are permitted.

Other Conditions

The Company reserves the right at its sole discretion to make available to Owners and other payees optional methods of payment in addition to the Annuity Options described in this prospectus and the applicable Contract.

Federal income tax requirements currently applicable to H.R. 10 and individual retirement annuity plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

If the Owner dies on or after annuity payments have begun, any remaining benefit must be paid out at least as rapidly as under the method of making annuity payments then in effect. The Code imposes a comparable distribution requirement for Contracts used to fund tax qualified plans.

VARIABLE ACCOUNT VALUATION PROCEDURES

Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading. On any date other than a Valuation Date, the Accumulation Unit Value or Annuity Unit Value will be the same as that on the next following Valuation Date.

Valuation Period. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Accumulation Unit Value. The Accumulation Unit Value is calculated separately for each Subaccount. The value of one Accumulation Unit on any Valuation Date is determined for each Subaccount by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

Annuity Unit Value. The Annuity Unit Value is calculated separately for each Subaccount. The value of one Annuity Unit on any Valuation Date is determined for each Subaccount by first multiplying the immediately preceding Annuity Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such date and then multiplying this product by an adjustment factor which will neutralize the assumed investment rate used in determining the amounts of annuity payable. The adjustment factor for a Valuation Period of one day for Contracts with an assumed investment rate of 3-1/2% per year is 0.999905754. The assumed investment rate is neutralized by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Subaccount exceeds 3-1/2% per year and will decrease only if it is less than 3-1/2% per year.

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is equal to 1 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1. The net investment rate for each Subaccount for any Valuation Period is equal to (a) the accrued investment income and capital gains and losses, whether realized or unrealized, of the Subaccount for such Valuation Period less (b) the sum of a deduction for any applicable income taxes and, for each calendar day in the Valuation Period, a deduction of 0.003425% or 0.002740% (depending on whether the total asset-based charge for mortality and expense risks and for administration is 1.25% or 1.00%, respectively, on an annual basis) of the value of the Subaccount at the beginning of the Valuation Period, the result then being divided by (c) the value of the total net assets of the Subaccount at the beginning of the Valuation Period.

Adjustment of Units and Values. The Company reserves the right to change the number and value of the Accumulation Units or Annuity Units or both credited to any Contract, without the consent of the Owner or any other person, provided strict equity is preserved and the change does not otherwise affect the benefits, provisions or investment return of the Contract.

MISCELLANEOUS PROVISIONS

Restriction on Assignment

In order to qualify for favorable tax treatment, certain Contracts may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person, unless the Owner is the trustee of a trust described in Section 401(a) of the Code. Because an assignment, pledge or other transfer may be a taxable event an Owner should consult a competent tax adviser before taking any such action.

Deferment of Payment

The Company may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.


Payment of the value of any Accumulation Units in a single sum upon a surrender or partial withdrawal will ordinarily be made within seven days after receipt of the written request therefor by the Servicing Center. However, redemption may be suspended and payment may be postponed at times (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal of securities in a Subaccount is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of a Subaccount or (d) when a governmental body having jurisdiction over the Separate Account by order permits such suspension. Rules and regulations of the Commission, if any are applicable, will govern as to whether conditions described in (b) or (c) exist.


The Company may also defer payment of surrender proceeds payable out of the MVA Fixed Account for a period of up to six months.

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

Reservation of Rights

The Company reserves the right to add or delete Subaccounts, to change the underlying investments of any Subaccount, to operate the Separate Account in any form permitted by law and to terminate the Separate Account's registration under the 1940 Act if such registration should no longer be legally required. Certain changes may, under applicable laws and regulations, require notice to or approval of Owners. Otherwise, changes do not require such notice or approval.

Owner and Beneficiary


The Owner has the sole and absolute power to exercise all rights and privileges under the Contract, except as otherwise provided by the Contract or by written notice of the Owner. The Owner and the beneficiary are designated in the application and may be changed by the Owner, effective upon receipt of written notice at the Servicing Center, subject to the rights of any assignee of record, any action taken prior to receipt of the notice and certain other conditions. While the Annuitant is alive, the Owner may be changed by written notice. The beneficiary may be changed by written notice no later than receipt of due proof of the death of the Annuitant. The change will take effect whether or not the Owner or the Annuitant is then alive.


FEDERAL INCOME TAXES

The Separate Account, the MVA Fixed
Account, and the Company

The Company is taxed as a life insurance company under the Code. The Separate Account is part of the Company's total operations and is not taxed separately as a "regulated investment company" or otherwise.

The Contracts permit the Company to charge against the Separate Account and the MVA Fixed Account any taxes, or provisions for taxes, attributable to the operation or existence of the Contracts or the Separate Account. Currently, the Company does not anticipate making a charge for income and other taxes because of the level of such taxes. If the level of current tax is increased, or is expected to increase in the future, the Company reserves the right to make a charge in the future.

The Company assumes no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

Contracts Purchased Other Than
to Fund a Tax Qualified Plan

The Owner or Other Payee

The Contracts are considered annuity contracts under Section 72 of the Code. Currently no Federal income tax is payable on increases in Accumulated Value until payments are made to the Owner or other payee under such Contract. However, a Contract owned other than by a natural person is not generally an annuity for tax purposes and any increase in value thereunder is taxable as ordinary income as accrued.

When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Owner or other payee as ordinary income to the extent that such payment exceeds an allocable portion of the Owner's "investment in the contract" (as defined in the Code). In general, an Owner's "investment in the contract" is the aggregate amount of premium payments made by him, reduced by any amounts previously distributed under the Contract that were not subject to tax. The portion of each variable annuity payment to be excluded from income is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. In the case of a fixed annuity payment, the amount to be excluded in each year is determined by dividing the "investment in the contract," adjusted by any refund feature, by the amount of "expected return" during the time that periodic payments are to be made, and then multiplying by the amount of the payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

When a payment under a Contract is made in a single sum, the amount of the payment is taxed as ordinary income to the Owner or other payee to the extent it exceeds the Owner's "investment in the contract."

For purposes of determining the amount of taxable income resulting from a partial or complete withdrawal, all Contracts and other annuity contracts issued by the Company or its affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

Partial Withdrawals Before Date of Maturity

When a payment under a Contract, including a payment under a systematic withdrawal plan, is less than the amount that would be paid upon the Contract's complete surrender and such payment is made prior to the commencement of annuity payments under the Contract, part or all of the payment (the partial withdrawal) may be taxed to the Owner or other payee as ordinary income.

On the date of the partial withdrawal, if the cash value of the Contract is greater than the investment in the Contract, any part of such excess value so withdrawn is subject to tax as ordinary income.

If an individual assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.

Penalty for Premature Withdrawals

In addition to being included in ordinary income, the taxable portion of any withdrawal may be subject to a 10-percent penalty tax. The penalty tax does not apply to payments made to the Owner or other payee after the Owner attains age 591/2, or on account of the Owner's death or disability. If the withdrawal is made in substantially equal periodic payments over the life of the Annuitant or other payee or over the joint lives of the Annuitant and the Annuitant's beneficiary the penalty will also not apply.

Diversification Requirements

Each of the Funds of the Trust intends to qualify as a regulated investment company under Subchapter M of the Code and will have to meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. The Treasury Department and the Internal Revenue Service may, at some future time, issue a ruling or a regulation presenting situations in which it will deem "investor control" to be present over the assets of the Funds of the Trust, causing the Owner to be taxed currently on income credited to the Contracts. In such a case, the Company reserves the right to amend the Contract or the choice of investment options to avoid current taxation to the Owners.

Contracts Purchased to Fund a Tax Qualified Plan

Withholding on Eligible Rollover Distributions

Recent legislation requires 20% withholding on certain distributions from tax qualified plans. An Owner wishing to rollover his entire distribution should have it paid directly to the successor plan. Otherwise, the Owner's distribution will be reduced by the 20% mandatory income tax. Consult a qualified tax adviser before taking such a distribution.

Contracts Purchased under Individual Retirement Annuity Plans (IRA)


In general, the maximum amount of premium payments deductible each year with respect to an individual retirement annuity contract (as defined in Section 408 of the Code) issued on the life of an eligible purchaser is the lesser of $2,000 or 100% of compensation includible in gross income. A person may also purchase a contract for the benefit of his or her spouse (including for example a homemaker who does not work outside the home). Where an individual elects to deduct amounts contributed on his or her own behalf and on behalf of a spouse, the maximum amount of premium payments deductible is up to $2,000 for each spouse if their combined compensation is at least equal to the contributed amount. However, not more than $2,000 can be allocated to either person's account. If you or your spouse is an active participant in an employer-sponsored retirement plan, you are permitted to make a deductible premium payment only if your adjusted gross incomes are below certain amounts.

No deduction is allowed for premium payments made in or after the taxable year in which the Owner has attained the age of 70-1/2 years nor is a deduction allowed for a "rollover contribution" as defined in the Code.

When payments under a Contract are made in the form of an annuity, or in a single sum such as on surrender of the Contract or by partial withdrawal, the payment is taxed as ordinary income.

IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The Owner may incur adverse tax consequences if a distribution on surrender of the Contract or by partial withdrawal is made prior to his attaining age 59-1/2, except in the event of his death or total disability or in certain other circumstances.


Contracts Purchased under Section 403(b) Plans (TSA)

Premium payments made by an employer which is a public school system or a tax-exempt organization described in Section 501(c)(3) of the Code under annuity purchase arrangements described in Section 403(b) of the Code are not taxable currently to the Owner, to the extent that the aggregate of such amounts does not exceed the Owner's "exclusion allowance" (as defined in the Code). In general, an Owner's "exclusion allowance" is determined by multiplying 20% of his "includible compensation" (as defined in the Code) by the number of years of his service with the employer and then subtracting from that product the aggregate amount of premium payments previously excluded from income and certain other employer payments to retirement plans in which the Owner is a participant. Additional limitations applicable to premium payments are described in Section 415 of the Code. Deferrals under all plans made at the election of the Owner generally are limited to an aggregate of $9500 annually.

When payments under a Contract are made in the form of an annuity, such payments are taxed to the Owner or other payee under the same rules that apply to such payments under corporate plans (discussed below) except that five-year averaging and capital gain phase-out are not available.

When payment under a Contract is made in a single sum, such as on surrender of the contract or by partial withdrawal, the taxable portion of the payment is taxed as ordinary income and the penalty for premature withdrawals may be applicable.

Ordinarily an Owner in a Section 403(b) plan does not have any "investment in the contract" and, thus, any distribution is fully taxed as ordinary income.

Distributions are prohibited before the Owner is age 59-1/2, except on the Owner's separation from service, death, or disability and except with respect to distributions attributable to assets held as of December 31, 1988. This prohibition does not (1) preclude transfers and exchanges to other products that qualify under Section 403(b) or (2) restrict withdrawals of certain amounts attributable to pre-January 1, 1989, premium payments.

Contracts Purchased under Corporate Plans

In general, premium payments made by a corporation under a qualified pension or profit-sharing plan described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code are deductible by the corporation and are not taxable currently to the employees.

When payments under a Contract are made in the form of an annuity, the amount of each payment is taxed to the Annuitant or other payee as ordinary income except in those cases where the Annuitant has an "investment in the contract" (as defined in the Code). In general, an Annuitant's "investment in the contract" is the aggregate amount of premium payments made by him. If an Annuitant has an "investment in the contract," a portion of each annuity payment is excluded from income until the investment in the contract is recovered. The amount to be excluded in each year, in the case of a variable annuity payment, is determined by dividing the "investment in the contract," adjusted by any refund feature, by the number of periodic payments anticipated during the time that periodic payments are to be made. The calculation for fixed annuity payments is somewhat different. For fixed annuity payments, in general, prior to recovery of the "investment in the Contract," there is no tax on the amount of each payment which bears the same ratio to that payment as the "investment on the Contract" bears to the total expected value of the annuity payments for the term of the payments. However, the remainder of each annuity payment is taxable. The taxable portion of a distribution (in the form of an annuity or a single sum payment) is taxed as ordinary income.

When payment under a Contract is made in a single sum or a total distribution is made within one taxable year of the Annuitant or other payee, the amount of the payment is taxed to the Annuitant or other payee to the extent it exceeds the Annuitant's "investment in the contract." If such payment is made after the Annuitant has attained age 59-1/2, or on account of his death, retirement or other termination of employment or on account of his death after termination of employment, five year averaging and a phase-out of capital gains treatment for pre-1974 contributions may be available with respect to one distribution. Other rules may be available to taxpayers who have attained age 50 prior to January 1, 1986.

IRS required minimum distributions must begin no later than April 1 of the year following the year in which the Annuitant attains age 70-1/2 even if the Annuitant has not retired.

Contracts Purchased under H.R. 10 Plans
(Self-Employed)

Self-employed persons, including partnerships, may establish tax qualified pension and profit-sharing plans and annuity plans for themselves and for their employees. Generally, the maximum amount of premium payments deductible each year with respect to variable annuity contracts issued on the life of self-employed persons under such plans is $30,000 or 25% of "earned income" (as defined in the Code), whichever is less. Self-employed persons must also make premium payments for their employees (who have met certain eligibility requirements) at least at the same rate as they do for themselves. In general, such premium payments are deductible in full and are not taxable currently to such employees.

Tax qualified plans may permit self-employed persons and their employees to make additional premium payments themselves (which are not deductible) of up to 10% of earned income or compensation.

When payments under a Contract are made in the form of an annuity, such payments are taxed to the Annuitant or other payee under the same rules that apply to such payments under corporate plans (discussed earlier).

The tax treatment of single sum payments is also the same as under corporate plans except that five year averaging may be unavailable to a self-employed Annuitant on termination of service for reasons other than disability.

The same rules that apply to commencement of annuity payments under corporate plans apply to H.R. 10 plans.

Contracts Purchased By Top-Heavy Plans

Certain corporate and H.R. 10 plans may be characterized under Section 416 of the Code as "top-heavy plans" if a significant portion of the plan assets is held for the benefit of the "key employees" (as defined in the Code). Care must be taken to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

Withholding of Taxes


The Company is obligated to withhold taxes from certain payments unless the recipient elects otherwise. The withholding rate varies depending upon the nature and the amount of the distribution. The Company will notify the Owner or other payee of his or her right to elect out of withholding and furnish a form on which the election may be made. Any election must be received by the Servicing Center in advance of the payment in order to avoid withholding.


See Your Own Tax Adviser

The above description of Federal income tax consequences of owning a Contract and of the different kinds of tax qualified plans which may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of tax qualified plans are extremely complex and often difficult to understand. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. For example, premature withdrawals are generally subject to a 10-percent penalty tax. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information a prospective purchaser should consult a qualified tax adviser.

SEPARATE ACCOUNT PERFORMANCE

The Subaccounts may include total return in advertisements. When a Subaccount advertises its total return, it will usually be calculated for one year, five years, and ten years or for the life of the applicable Fund. Total return is the percentage change between the value of a hypothetical investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the deduction of any CDSL which would be payable if the Contract Owner surrendered the Contract at the end of the period indicated. Total return at the Separate Account level will reflect the CDSL, mortality and expense risk charges, administrative charge, and the annual Contract Fee. The total return figures will not reflect any premium tax charge or any charges for optional benefits, including the Nursing Home Waiver of CDSL, One Year Stepped-Up Death Benefit and Accidental Death Benefit riders. The total return for the Separate Account will be lower than total return at the Trust level where comparable charges are not deducted.

The Subaccounts may also advertise total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be the same as the standard format except that it will not reflect any CDSL.

The Money Market Subaccount may advertise "current yield" and "effective yield." Current yield refers to the income earned by the Subaccount over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Subaccount and thus compounded in the course of a 52-week period. The effective yield will be slightly higher than the current yield because of this compounding effect of the assumed reinvestment.

The other Subaccounts may also advertise current yield. For these Subaccounts, the current yield will be calculated by dividing the annualization of the income earned by the Subaccount during a recent thirty-day period by the maximum offering price per unit at the end of such period. In all cases, current yield and effective yield will reflect the recurring charges at the Separate Account level including the annual Contract Fee, but will not reflect any premium tax charge, any CDSL, or any charges for optional benefit riders.

Performance information for the Subaccounts may be compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service which monitors and ranks the performance of investment companies.

Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indexes. Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's may also be utilized. Performance figures are calculated in accordance with standardized methods established by each reporting service.

REPORTS

The Company intends to deliver to Owners of outstanding Contracts annual account statements and such other periodic reports as may be required by law.

VOTING PRIVILEGES

All of the assets in the Subaccounts of the Separate Account are invested in shares of the corresponding Funds of the Trust. The Company will vote the shares of each Fund which are deemed attributable to the Contracts at meetings of the Trust's shareholders in accordance with instructions received from Owners of the Contracts. Units of the Trust held in the Separate Account which are not attributable to the Contracts and those for which instructions from owners are not received will be represented by the Company at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all annuity contracts funded through the Separate Account's corresponding variable Subaccounts.

The number of shares of a Fund held in each Subaccount deemed attributable to each Owner is determined by dividing a Contract's Accumulation Unit Value (or for a Contract under which annuity payments have commenced, the equivalent) in the Subaccount by the net asset value of one share in the corresponding Fund in which the assets of that Subaccount are invested. Fractional votes will be counted. The number of shares as to which the Owner may give instructions will be determined as of the record date for the Trust's meeting.

Owners of Contracts may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of the Trust investment management agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by the Company in order that voting instructions may be given.

CHANGES IN APPLICABLE LAW--
FUNDING AND OTHERWISE


The voting privileges described in this prospectus are afforded based on the Company's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, the Company reserves the right to proceed in accordance with any such revised requirements. The Company also reserves the right, subject to compliance with applicable law, including approval of Owners if so required, to transfer assets determined by the Company to be associated with the class of contracts to which the Contracts belong from the Account to another separate account or Subaccount by withdrawing the same percentage of each investment in the Separate Account with appropriate adjustments to avoid odd lots and fractions.


DISTRIBUTION OF THE CONTRACTS


JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the Contracts. The Contracts may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and the Company, and whose representatives are authorized by applicable law to sell annuity products. The compensation paid to such broker-dealers and financial institutions is not expected to exceed 7.0% of premium payments. The offering of the Contracts is intended to be continuous, but neither the Company nor JHFI is obligated to sell any particular amount of Contracts.

The Company reimburses JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the Contracts.


REGISTRATION STATEMENT

This Prospectus omits certain information contained in the Registration Statement which has been filed with the Securities and Exchange Commission. More details may be attained from the Commission upon payment of the prescribed fee.


EXPERTS AND FINANCIAL STATEMENTS

The statutory-basis financial statements of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and for each of the two years in the period ended December 31, 1996, appearing in this prospectus and Registration Statements have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                         TABLE OF CONTENTS OF STATEMENT
                           OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

                                                           Cross Reference to
                                                  Page     Page in Prospectus
                                                 -------   -------------------
The Separate Account  ........................    2                  9
Services Agreement    ........................    2                 NA
Calculation of Performance Data   ............    2                 23
Calculation of Annuity Payments   ............    3                 18
Separate Account Financial Statements   ......    6                  9

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS


The formula which will be used to determine the Market Value Adjustment is:


                                         n/12
                              (1 + g)         -1
                          --------------
                          (1 + c + .005)



Sample Calculation 1: Positive Adjustment

Premium Payment                                   $10,000
Guarantee Period                                  7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      7%
Remaining Guarantee Period (n)                    60 months

Maximum positive adjustment:

$10,000 x (1.08(2) - 1.03(2)) = $1,055
i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 (11,664 + 1,055)

Market Value Adjustment:


              [(1 + .08)]    60/12
$11,664 x  ----------------       -1] = $273.79
           [(1 + .07 + .005)]

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664 + $273.79 = $11,937.79


Sample Calculation 2: Negative Adjustment

Premium Payment                                   $10,000
Guarantee Period                                  7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      9%
Remaining Guarantee Period (n)                    60 months

Maximum negative adjustment:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the maximum withdrawal adjusted for Market Value Adjustment is $10,609 (11,664 - 1,055)

Market Value Adjustment:


               [(1 + .08)]    60/12
$11,664 x   -----------------      -1]  = $-777.31
            [(1 + .09 + .005)]

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664
- $777.31 = $10,886.69

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

Premium Payment                                   $10,000
Existing Guarantee Period                         7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      5%
Remaining Guarantee Period (n)                    60 months

Amount of Excess Interest:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 (11,664 + 1,055)

Market Value Adjustment:


                [(1 + .080)]   60/12
$11,664 x    -----------------      -1]  = $1,449.06
             [(1 + .05 + .005)]


Since the Market Value Adjustment exceeds the amount of excess interest of $1,055, the actual Market Value Adjustment is $1,055.

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664 + $1,055 = $12,719

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

Premium Payment                                   $10,000
Existing Guarantee Period                         7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      10%
Remaining Guarantee Period (n)                    60 months

Amount of Excess Interest:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the minimum withdrawal adjusted for Market Value Adjustment is $10,609 (11,664 - 1,055)

Market Value Adjustment:


                 [(1 + .08)]   60/12
$11,664 x     ----------------      -1]  = $-1,261.09
             [(1 + .10 + .005)]


Since the Market Value Adjustment exceeds the amount of excess interest of $-1,055, the actual Market Value Adjustment is $-1,055.

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664
- $1,055 = $10,609

                   APPENDIX B--VARIABLE ANNUITY INFORMATION
                      FOR INDIVIDUAL RETIREMENT ANNUITIES

To help you understand your purchase of this Contract as an Individual Retirement Annuity (IRA), we are providing the following summary.


I. Accumulation Units and the MVA Fixed Account. Each net premium payment you make into your Contract is allocated to the Subaccounts and/or Guarantee Periods you select. Accumulation Units are acquired under the Contract with amounts you allocate to the Subaccounts. This is the unit of measurement used to determine the value of the variable portion of your Contract. The number of units acquired in any Subaccount is based on the unit value of that Subaccount next determined after receipt of the payment at the Servicing Center. The values of Accumulation Units fluctuate with the daily investment performance of the corresponding Subaccount. The growth in the value of your Contract, to the extent invested in the Separate Account, is neither guaranteed nor projected and varies with the investment performance of the Fund underlying the Subaccount you have selected. Each net premium payment allocated to a Guarantee Period in the MVA Fixed Account will be credited interest, as determined by the Company. A minimum guaranteed interest rate of 3% applies to Contracts where required under state law. Amounts withdrawn or surrendered from a Guarantee Period may be increased or decreased by a Market Value Adjustment. More details appear under "Accumulation Period" and "The MVA Fixed Account" in this prospectus.


II. Separate Account and Trust Charges. The assets of the Separate Account are charged for services and certain expense guarantees. The annualized charge equals a maximum of 1.25%. Trust fees varying by Fund are charged against the Funds for investment management and advisory services, and other expenses. Details appear under "Charges Under the Contracts" in this prospectus and in the accompanying prospectus of the Trust.

III. Deductions from the Contract. The full amount of each premium payment, net of any premium taxes deducted, is applied to the Contract. At or after the payment dates, one or more of the following charges may be made, depending on circumstances.

   1. CDSL. In each Contract Year you may withdraw as much as 10% of the Accumulated Value of your Contract as of the beginning of the Contract Year without charge. Withdrawals in excess of this amount will be subject to the following charges:

 Years from Date of
 Premium Payment to                    CDSL
 Date of Surrender or Withdrawal    Percentage
---------------------------------- ------------
 7 or more   .....................       0%
 6 but less than 7 ...............       2%
 5 but less than 6 ...............       3%
 4 but less than 5 ...............       4%
 3 but less than 4 ...............       5%
 2 but less than 3 ...............       5%
 less than 2 .....................       6%

For the purpose of calculating the CDSL, deposits are considered to be withdrawn on a "first-in first-out" basis. Earnings are considered to be withdrawn last, and are withdrawn without charge. Under certain circumstances the CDSL is not assessed. This is described in more detail under "Contingent Deferred Sales Load" under "Charges Under the Contracts" in this prospectus.

   2. CONTRACT FEE. The Company currently deducts $30 from the Accumulated Value as a Contract Fee if the Accumulated Value is less than $10,000. This occurs annually or at the time of surrender. Please refer to "Charges for Administrative Services" under "Charges Under the Contracts" in this prospectus.

   3. STATE PREMIUM TAX. Some states and local governments impose a premium or similar tax on annuities. The Company only deducts this tax when required to do so. Please refer to "Premium or Similar Taxes" under "Changes Under Contracts" in this prospectus.

   4. OPTIONAL BENEFIT RIDERS. Three optional benefit riders are available under the Contracts, including the One Year Stepped-Up Death Benefit, Accidental Death Benefit and Nursing Home Waiver of CDSL riders. The charges for these riders are 0.15%, 0.10% and 0.05% (annual percentage rates), respectively, of Accumulated Value. Please refer to "Nursing Home Waiver of CDSL" and "Optional Death Benefit Charges" under "Charges Under the Contracts."

                    John Hancock Variable Annuity Account H
                       SUPPLEMENT DATED May 1, 1997
                      TO PROSPECTUS DATED May 1, 1997


Prospectuses delivered in New York to residents of that state are amended as set forth in this Supplement.


Under the heading "Contingent Deferred Sales Load" on page 5 of the prospectus, the Table of CDSL percentage is deleted and replaced with the following:


Years from Date of
Premium Payment to                    CDSL
Date of Surrender or Withdrawal    Percentage
--------------------------------- ------------
7 or more   .....................      0%
6 but less than 7    ............      1%
5 but less than 6    ............      2%
4 but less than 5    ............      3%
3 but less than 4    ............      4%
2 but less than 3    ............      5%
less than 2    ..................      6%


Under the heading "Market Value Adjustment and Charges Applicable to the MVA Fixed Account" on page 7 of the prospectus, the first sentence of the paragraph is amended by deleting the words "or death benefit."


Under the heading "MVA Fixed Account Investment Options" on page 7 of the prospectus, the first sentence of the second paragraph is amended by adding, after the words "applicable Guarantee Period," the words "but not including amounts to pay death benefits pursuant to the Contracts."

Under the heading "Standard Death Benefit" on page 8 of the prospectus, the second sentence of the paragraph is amended by deleting the words "adjusted by any Market Value Adjustment."

Under the heading "Optional One Year Stepped-Up Death Benefit" on page 9 of the prospectus, the second sentence is amended by deleting the words "adjusted by a Market Value Adjustment."

The section headed "Market Value Adjustment" on pages 11 and 12 of the prospectus is deleted and replaced with the following:

Market Value Adjustment

If any MVA Fixed Account Value is withdrawn, transferred or otherwise paid out before the end of the Guarantee Period in which it is being held other than to pay death benefits pursuant to the Contract, a Market Value Adjustment will be applied. This generally includes amounts applied to an annuity option, and amounts paid as a single sum in lieu of an annuity. No Market Value Adjustment will be applied to amounts that are paid out on the last day of a Guarantee Period.

The Market Value Adjustment may increase or decrease the amount of MVA Fixed Account Value being withdrawn, transferred or otherwise paid out. The comparison of two Guaranteed Rates determines whether the Market Value Adjustment produces an increase or a decrease. The first rate to compare is the Guaranteed Rate for the existing Guarantee Period from which amounts are being transferred or withdrawn. The second rate is the Guaranteed Rate then being offered for new Guarantee Periods of the same duration as that remaining in the existing Guarantee Period. If the first rate exceeds the second by more than 1/4%, the Market Value Adjustment produces an increase. If the first rate does not exceed the second by at least 1/4%, the Market Value Adjustment produces a decrease. Sample calculations are shown in Appendix A.

The Market Value Adjustment will be determined by multiplying the amount being withdrawn or transferred from the Guarantee Period (before deduction of any applicable CDSL) by the following factor:

                                             n/12
                                  (1 + g)        -1
                               -------------
                              (1 + c + .0025)

where,

 [bullet] g is the Guaranteed Rate in effect for the current Guarantee Period
          (in decimal form).

 [bullet] c is the current Guaranteed Rate (in decimal form) in effect for new
          Guarantee Periods with durations equal to the number of years remaining in the current Guarantee Period (rounded up to the nearest whole number of years). If not available, the Company will declare a Guaranteed Rate solely for this purpose that is consistent with interest rates for Guarantee Periods that are currently available.

 [bullet] n is the number of complete months from the date of withdrawal to the end of the current Guarantee Period. (Where less than one complete month remains, n will equal one unless the withdrawal is made on the last day of the Guarantee Period, in which case no adjustment will apply.)


Under the heading "Contingent Deferred Sales Load," the Table of CDSL percentage on page 13 of the prospectus is deleted and replaced with the following:


Years from Date
of Premium Payment to                 CDSL
Date of Surrender or Withdrawal    Percentage
--------------------------------- ------------
7 or more   .....................      0%
6 but less than 7    ............      1%
5 but less than 6    ............      2%
4 but less than 5    ............      3%
3 but less than 4    ............      4%
2 but less than 3    ............      5%
less than 2    ..................      6%


Under the heading "Contingent Deferred Sales Load," the example given under the sixth paragraph starting on page 13 of the prospectus is deleted and replaced with the following:

      For example, assume a Contract is issued on January 1, 1996, that the Owner makes premium payments of $5,000 on January 1, 1996, $1,000 on January 1, 1997, and $1,000 on January 1, 1998. Assume that the Accumulated Value on January 1, 1999, is $9,000 and that a partial withdrawal is made by the Owner in the amount of $6,000 (no tax withholding) on June 1, 1999. The CDSL in this case, assuming no prior partial withdrawals, would equal $229.57.

      In calculating the CDSL under the FIFO method, the January 1, 1996, $5,000 premium payment is first reduced by the three $30 Contract Fees assessed on January 1, 1997, 1998, and 1999, i.e., to $4,910. Ten percent of the Accumulated Value on January 1, 1999, i.e., $900, the free withdrawal amount, is then deducted leaving $4,010.

      The remaining balance of the $5,000 January 1, 1996, premium payment, i.e., $4,010, is then withdrawn in its entirety and is assessed a CDSL of $160.40 (.04 x $4,010). All of the $1,000 January 1, 1997, premium payment is to be withdrawn and is assessed a CDSL of $50 (.05 x $1,000). To make up the remainder of the $6,000 paid to the Owner, $319.57 is withdrawn from the January 1, 1998, premium payment. This is assessed a CDSL of $19.17 (.06 x $319.57).

      Therefore, the total amount paid to the Owner is $6,000 and the total CDSL is $229.57. The above example assumes amounts withdrawn are after the application of any Market Value Adjustment.

Under the heading "Standard Death Benefit" on page 17 of the prospectus, the second sentence of the first paragraph is amended by deleting the words "adjusted by any Market Value Adjustment."

Under the heading "Optional One Year Stepped-Up Death Benefit" on page 17 of the prospectus, the second sentence is amended by deleting the words "adjusted by any Market Value Adjustment."

Appendix A to the Prospectus is replaced with the following:

APPENDIX A--SAMPLE MARKET VALUE ADJUSTMENT CALCULATIONS

The formula which will be used to determine the Market Value Adjustment is:

                                         n/12
                              (1 + g)        -1
                           -------------
                          (1 + c + .0025)


Sample Calculation 1: Positive Adjustment

Premium Payment                                   $10,000
Guarantee Period                                  7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      7%
Remaining Guarantee Period (n)                    60 months

Maximum positive adjustment:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 (11,664 + 1,055)

Market Value Adjustment:

                 [(1 + .08)]    60/12
$11,664 x     -----------------      -1] = $413.58
             [(1 + .07 + .0025)]

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664 + $413.58 = $12,077.58

Sample Calculation 2: Negative Adjustment

Premium Payment                                   $10,000
Guarantee Period                                  7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      9%
Remaining Guarantee Period (n)                    60 months

Maximum negative adjustment:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the maximum withdrawal adjusted for Market Value Adjustment is $10,609 (11,664 - 1,055)

Market Value Adjustment:

                 [(1 + .08)]    60/12
 $11,664 x    -----------------      -1] = $-652.18
             [(1 + .09 + .0025)]

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664
- $652.18 = $11,011.82

Sample Calculation 3: Positive Adjustment Limited by Amount of Excess Interest

Premium Payment                                   $10,000
Existing Guarantee Period                         7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      5%
Remaining Guarantee Period (n)                    60 months

Amount of Excess Interest:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the maximum withdrawal adjusted for Market Value Adjustment is $12,719 (11,664 + 1,055)

Market Value Adjustment:

               [(1 + .08)]    60/12
$11,664 x   -----------------      -1 = $1,605.54
           [(1 + .05 + .0025)]


Since the Market Value Adjustment exceeds the amount of excess interest of $1,055, the actual Market Value Adjustment is $1,055.

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664 + $1,055 = $12,719

Sample Calculation 4: Negative Adjustment Limited by Amount of Excess Interest

Premium Payment                                   $10,000
Existing Guarantee Period                         7 years
Time of withdrawal or transfer                    beginning of 3rd year of Guarantee Period
Amount withdrawn or transferred                   $11,664
Guaranteed Rate (g)                               8%
Guaranteed Rate for new 5 year guarantee (c)      10%
Remaining Guarantee Period (n)                    60 months

Amount of Excess Interest:

$10,000 x (1.08(2) - 1.03(2)) = $1,055

i.e., the minimum withdrawal adjusted for Market Value Adjustment is $10,609 (11,664 - 1,055)

Market Value Adjustment:

                 [(1 + .08)]   60/12
$11,664 x     -----------------     -1 = $-1,142.61
             [(1 + .10 + .0025)]


Since the Market Value Adjustment exceeds the amount of excess interest of $-1,055, the actual Market Value Adjustment is $-1,055.

Amount withdrawn or transferred (adjusted for Market Value Adjustment): $11,664
- $1,055 = $10,609

In Appendix B to the prospectus, under the section headed "Deductions from the Contract," the Table of CDSL percentages is deleted and replaced with the following:

Years from Date of
Premium Payment to                    CDSL
Date of Surrender or Withdrawal    Percentage
--------------------------------- ------------
7 or more   .....................      0%
6 but less than 7 ...............      1%
5 but less than 6 ...............      2%
4 but less than 5 ...............      3%
3 but less than 4 ...............      4%
2 but less than 3 ...............      5%
less than 2 .....................      6%

                 JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

          DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                   JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                     STATEMENT OF ADDITIONAL INFORMATION

                             ___________________


     This statement of additional information ("SAI"), dated May 1, 1997, is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account H, dated May 1, 1997, for the Contracts being offered. Capitalized terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained from the Servicing Center, P.O. Box 9298, Boston, Massachusetts 02205-9298, telephone number 800-824-0335.



                               TABLE OF CONTENTS
                               -----------------
                                                              Cross Reference to
                                      Page                   Pages in Prospectus
                                      ----                   -------------------

The Separate Account..................  2                     9
Services Agreement....................  2                    NA
Calculation of Performance Data.......  2                    23
Calculation of Annuity Payments.......  3                    18
Financial Statements..................  6                     9

                             THE SEPARATE ACCOUNT


     John Hancock Variable Annuity Account H ("Separate Account") is a separate account of John Hancock Mutual Life Insurance Company ("Company"), established under the laws of the Commonwealth of Massachusetts. The Separate Account is organized as a unit investment trust and registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account has eleven separate subaccounts ("Subaccounts") that fund the variable portion of the Company's deferred combination fixed and variable annuity contracts ("Contracts"). The individual Contract owner ("Owner") may choose among the V.A. International, V.A. Financial Industries, V.A. Emerging Growth, V.A. Discovery, V.A. Independence Equity, V.A. Sovereign Investors, V.A. 500 Index, V.A. Sovereign Bond, V.A. Strategic Income, V.A. World Bond, and V.A. Money Market Subaccounts. The assets of each Subaccount are, in turn, invested in a corresponding Fund of John Hancock Declaration Trust ("Trust"), a registered open-end management investment company advised by John Hancock Advisers, Inc. ("Adviser") and affiliated sub-advisers. The Owner may also choose to fund the Contracts through the MVA Fixed Account, providing Guaranteed Rates for various Guarantee Periods.


                               SERVICES AGREEMENT

     The Company and John Hancock Funds, Inc.("JHFI") have entered into a Responsibility and Cost Allocation Agreement ("Agreement") for the allocation of services and related costs with respect to various functions, duties and responsibilities associated with the Contracts and other variable annuity contracts that may be offered by the Company. The Agreement provides for the allocation of such matters as regulatory compliance, insurance underwriting and issuance, pricing and unit valuation, accounting, record maintenance, surrenders, benefit payments, commissions payments, reports to annuity contract owners, and distribution and marketing. The cost of performing the duties allocated will be borne by the party responsible for discharging the function, unless agreed upon otherwise. The Company and JHFI may delegate any of their respective duties to their subsidiaries or affiliates.

                         CALCULATION OF PERFORMANCE DATA

     The Separate Account may, from time to time, include in advertisements, sales literature and reports to Owners or prospective investors information relating to the performance of its Subaccounts. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular Owner. Set out below is a description of the methods used in calculating the performance information for the Subaccounts.

     The Separate Account will calculate the average annual total return for each Subaccount (other than the Money Market Subaccount), according to the following formula prescribed by the Commission:
                                       n
                          P x ( 1 + T ) = ERV



     where:      P  =a hypothetical initial payment of $1,000
                 T  =average annual total return
                 n  =number of years
               ERV  =ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return that would have produced the cash redemption value under a Contract had the Subaccount been invested in a specified Fund of the Trust over the stated period and had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and Contract level charges except any premium tax charge or charges for optional benefits described in the prospectus.

     The Separate Account will calculate current yield for each Subaccount (other than the Money Market Subaccount) according to the following formula prescribed by the Commission:

                             a - b       6
                Yield  = 2[(------- + 1)   - 1 ]
                               cd



      where:  a = net investment income earned during the period by the Fund whose shares are owned by the Subaccount

              b = expenses accrued for the period (net of any reimbursements)

              c = the average daily number of Accumulation Units outstanding during the period

              d = the maximum offering price per Accumulation Unit on the last day of the period.

     According to this formula, yield is determined by dividing the net investment income per Accumulation Unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and Contract Fee) by the Accumulation Unit Value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the CDSL nor any charges for premium taxes or optional benefits are reflected in the calculation.

     The Separate Account may calculate current yield and effective yield figures for the Money Market Subaccount. The current yield of the Money Market Subaccount for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical Owner account having a balance of one Unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical Owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expense charges of the Separate Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and Contract Fee are reflected, but the CDSL and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested. The formula for effective yield, as prescribed by the Commission, is:

                                               (365/7)
     Effective yield = (Base period return + 1)       - 1


                       CALCULATION OF ANNUITY PAYMENTS

     The variable monthly annuity payment to an Annuitant under a Contract is equal to the sum of the products of the number of each Subaccount's Annuity Units credited to the Contract multiplied by the applicable Annuity Unit Value, as these terms are defined under "Special Terms" and "Variable Account Valuation Procedures," respectively, in the Account's prospectus. The number of each Subaccount's Annuity Units credited to the Contract is multiplied by the applicable Annuity Unit Value as of ten calendar days prior to the date the payment is due. The value of the Annuity Units varies from day to day, depending on the investment performance of the Subaccount, the deductions made against the Subaccount, and the assumed investment rate used in computing Annuity Unit Values. Thus, the variable monthly annuity payments vary in amount from month to month.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Subaccount used in calculating the Net Investment Factor (as described under "Variable Account Valuation Procedures" in the Account's prospectus) will be equal on an annual basis to the assumed investment rate. If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the Contract Year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all Contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

     An illustration of the method of calculation of variable monthly annuity payments and the number of Annuity Units under the Contracts is shown below.

GENERAL FORMULAE TO DETERMINE ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES


Net Investment Rate =

                                                                      Subaccount Charges (0.003425% per
Investment        Capital      Capital      Taxes                    Day of the Value of the Subaccount at
Income       +    Gains     -  Losses    -   (if any)   -            the Beginning of the Valuation Period)*
------------------------------------------------------------------------------------------------------------
                    Value of the Subaccount at the Beginning of the Valuation Period
Net Investment
Factor           =      1.00000000 + Net Investment Rate


Accumulation            Accumulation Unit Value on                  Net Investment
Unit Value      =       Preceding Valuation Date              X     Factor

                        Annuity Unit              Net
Annuity Unit            Value on Preceding        Investment        Factor to Neutralize
Value            =      Valuation Date       X    Factor      X     Assumed Investment Rate


_________________________

/*/ The 0.003425% daily charge is based on charges for mortality and expense risk and administration at the annual rate of 1.25%. A lower decimal amount of daily charge would apply under the 1.00% annual rate. See "Charges Under the Contracts" in the prospectus.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

     Assume at the beginning of the Valuation Period being considered, the value of a particular Subaccount was $4,000,000. Investment income during the Valuation Period totaled $2000 while capital gains were $3000 and capital losses were $1000. No taxes accrued. Charges against the beginning value of the Subaccount amount to [$137.00] assuming a one day Valuation Period. The [$137.00] was computed by multiplying the beginnings Subaccount value of $4,000,000 by the factor [0.00003425]. By substituting in the first formula above, the net investment rate is equal to [$3863.00 ($2000 + $3000 - $1000 - $137.00)] divided by $4,000,000 or [0.0009658.] The Net Investment Factor would then be [1.0009658].

     Assume further that each Accumulation Unit had a value of $11.250000 on the previous Valuation Date, and the value of an Annuity Unit on such date was $1.0850000. Based upon the experience of the Subaccount during the Valuation Period, the value of an Accumulation Unit at the end of the Valuation Period would be [$11.260865 ($11.250000 x 1.0009658)]. The value of an Annuity Unit at the end of the Valuation Period would be [$1.085946 ($1.0850000 x 1.0009658 x
 .999905754)]. The final figure, [.999905754], neutralizes the effect of a 3 1/2% assumed investment rate so that the Annuity Unit recognizes only the actual investment experience.


GENERAL FORMULAE TO DETERMINE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS AND NUMBER OF ANNUITY UNITS


Amount of First Variable Annuity Payment =

                                                                                                       First
Number of                                                                                             Monthly
Accumulation                   Accumulation Unit Value                                                Annuity
Shares Applied        X        10 Days Before Maturity Date                            X              Payment
-----------------------------------------------------------
                               $1000                                                                  Factor


Number of
Annuity Units         =        Amount of First Variable Annuity Payment
                               ------------------------------------------------
                               Annuity Unit Value 10 Days Before Maturity Date

Amount of                                                                                    Annuity Unit
Subsequent Variable                                                                         Value 10 Days
Annuity Payment      =         Number of Annuity Units                          X            Before Date

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

     Assume that 10 days before the date of maturity a Contract has credited to it 4000.000 Accumulation Units each having a value of $12.000000. The appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The Annuitant's first monthly payment would then be $262.56.

                          4000.000 x $12.000000 x 5.47
                          ----------------------
                                     $1000

     If the value of an Annuity Unit 10 days before the date of maturity was $1.4000000, the number of Annuity Units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the Annuity Unit Value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).


                     SEPARATE ACCOUNT FINANCIAL STATEMENTS


     There are presently no financial statements for the Separate Account, as the Separate Account had not yet commenced operations as of December 31, 1996 and therefore had no assets or liabilities as of such date.

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.



February 14, 1997

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY



                                                            December 31
                                                       1996            1995
                                                  ------------------------------
                                                            (In millions)

ASSETS
   Bonds--Note 6                                    $22,467.0       $21,108.5

   Stocks:
      Preferred                                         416.2           338.8
      Common                                            249.8           130.9
      Investments in affiliates                       1,268.9         1,265.3
                                                  ------------------------------
                                                      1,934.9         1,735.0

   Mortgage loans on real estate--Note 6              7,964.0         8,801.5

   Real estate:
      Company occupied                                  372.1           377.4
      Investment properties                           2,042.3         1,949.5
                                                  ------------------------------
                                                      2,414.4         2,326.9

   Policy loans                                       1,589.3         1,621.3

   Cash items:
      Cash in banks and offices                         348.4           286.6
      Temporary cash investments                      1,068.3           254.1
                                                  ------------------------------
                                                      1,416.7           540.7

   Premiums due and deferred                            278.4           234.0

   Investment income due and accrued                    547.8           597.5

   Other general account assets                       1,009.9           883.0

   Assets held in separate accounts                  13,969.1        12,928.2
                                                  ------------------------------


                                TOTAL ASSETS        $53,591.5       $50,776.6
                                                  ==============================

                                                            December 31
                                                       1996            1995
                                                  ------------------------------
                                                            (In millions)

OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
RESERVES

OBLIGATIONS
   Policy reserves                                  $18,544.0       $17,711.4

   Policyholders' and beneficiaries' funds           14,679.3        14,724.8

   Dividends payable to policyholders                   395.5           378.6

   Policy benefits in process of payment                236.3           217.1

   Other policy obligations                             210.5           159.6

   Asset valuation reserve--Note 1                    1,064.8         1,014.3

   Federal income and other accrued
      taxes--Note 1                                     125.1           250.5

   Other general account obligations                  1,521.7           873.2

   Obligations related to separate accounts          13,958.2        12,913.6
                                                  ------------------------------

                           TOTAL OBLIGATIONS         50,735.4        48,243.1

POLICYHOLDERS' CONTINGENCY RESERVES
   Surplus notes--Note 2                                450.0           450.0
   Special contingency reserve for group insurance      194.8           193.1
   General contingency reserve                        2,211.3         1,890.4
                                                  ------------------------------

   TOTAL POLICYHOLDERS' CONTINGENCY RESERVES          2,856.1         2,533.5
                                                  ------------------------------

        TOTAL OBLIGATIONS AND POLICYHOLDERS'
                        CONTINGENCY RESERVES        $53,591.5       $50,776.6
                                                  ==============================





The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN
POLICYHOLDERS' CONTINGENCY RESERVES

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY



                                                        Year ended December 31
                                                         1996            1995
                                                       -------------------------
                                                             (In millions)
INCOME
   Premiums, annuity considerations and pension
     fund contributions                                  $  8,003.1   $  8,127.8
   Net investment income--Note 4                            2,803.1      2,678.5
   Other, net                                                  68.6         90.8
                                                       -------------------------
                                                           10,874.8     10,897.1
BENEFITS AND EXPENSES
   Payments to policyholders and beneficiaries:
      Death benefits                                          886.8        787.4
      Accident and health benefits                            300.9        321.3
      Annuity benefits                                      1,539.4      1,342.7
      Surrender benefits and annuity fund withdrawals       5,565.4      5,243.6
      Matured endowments                                       20.6         19.8
                                                       -------------------------
                                                            8,313.1      7,714.8
   Additions to reserves to provide for future
     payments to policyholders and beneficiaries              880.5      1,497.0
   Expenses of providing service to policyholders and
     obtaining new insurance:
       Field sales compensation and expenses                  275.0        277.4
       Home office and general expenses                       514.8        455.8
   Payroll, state premium and miscellaneous taxes              70.9         78.6
                                                       -------------------------
                                                           10,054.3     10,023.6
                                                       -------------------------
       GAIN FROM OPERATIONS BEFORE DIVIDENDS
      TO POLICYHOLDERS, FEDERAL INCOME TAXES
     AND NET REALIZED CAPITAL GAINS (LOSSES)                  820.5        873.5

   Dividends to policyholders                                 399.4        465.9
   Federal income taxes--Note 1                               107.1        128.5
                                                       -------------------------
                                                              506.5        594.4
                                                       -------------------------
             GAIN FROM OPERATIONS BEFORE NET
             REALIZED CAPITAL GAINS (LOSSES)                  314.0        279.1

   Net realized capital gains (losses)--Note 5                (43.6)        21.2
                                                       -------------------------
                                  NET INCOME                  270.4        300.3

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN
POLICYHOLDERS' CONTINGENCY RESERVES--CONTINUED

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                                        Year ended December 31
                                                         1996            1995
                                                       -------------------------
                                                             (In millions)

   Other increases (decreases) in policyholders'
     contingency reserves:
       Net unrealized capital losses and other
         adjustments--Note 5                             $   191.7    $   (85.1)
       Valuation reserve changes--Note 1                     (27.5)         0.0
       Prior years' federal income taxes                     (28.9)       (36.8)
       Other reserves and adjustments                        (83.1)        25.1
                                                       -------------------------
              NET INCREASE IN POLICYHOLDERS'
                        CONTINGENCY RESERVES                 322.6        203.5

         Policyholders' contingency reserves
           at beginning of year                            2,533.5      2,330.0
                                                       -------------------------

                  POLICYHOLDERS' CONTINGENCY
                     RESERVES AT END OF YEAR              $2,856.1     $2,533.5
                                                       =========================
























The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY



                                                        Year ended December 31
                                                         1996            1995
                                                       -------------------------
                                                             (In millions)
 Cash flows from operating activities:
    Insurance premiums, annuity considerations and
      deposits                                           $ 8,120.4    $ 8,280.3
    Net investment income                                  2,965.5      2,756.9
    Benefits to policyholders and beneficiaries           (8,476.6)    (7,917.6)
    Dividends paid to policyholders                       (  382.6)    (  464.9)
    Insurance expenses and taxes                          (  884.1)    (  795.1)
    Net transfers from separate accounts                     198.2        132.0
    Other, net                                            (  602.7)    (  202.7)
                                                       -------------------------
           NET CASH PROVIDED FROM OPERATIONS                 938.1      1,788.9
                                                       -------------------------

 Cash flows used in investing activities:
    Bond purchases                                        (7,590.7)    (6,456.9)
    Bond sales                                             2,812.4      2,874.9
    Bond maturities and scheduled redemptions              2,241.0      1,600.6
    Bond prepayments                                       1,223.2        795.9
    Stock purchases                                       (  391.2)    (  224.3)
    Proceeds from stock sales                                573.2        131.4
    Real estate purchases                                 (  447.7)    (  375.1)
    Real estate sales                                        382.1        365.0
    Other invested assets purchases                       (  214.7)    (   46.5)
    Proceeds from the sale of other invested assets          183.6        251.1
    Mortgage loans issued                                 (1,582.7)    (2,041.6)
    Mortgage loan repayments                               2,247.3      1,277.9
    Other, net                                               205.3     (  506.6)
                                                       -------------------------
       NET CASH USED IN INVESTING ACTIVITIES              (  358.9)    (2,354.2)
                                                       -------------------------

 Cash flows from financing activities:
    Issuance of short-term note payable                       90.0          0.0
    Issuance of REMIC notes payable                          292.0        213.1
    Repayment of REMIC notes payable                       (  85.2)         0.0
                                                       -------------------------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES                 296.8        213.1
                                                       -------------------------

             INCREASE (DECREASE) IN CASH AND
                  TEMPORARY CASH INVESTMENTS                 876.0     (  352.2)
      Cash and temporary cash investments at
        beginning of year                                    540.7        892.9
                                                       -------------------------

         CASH AND TEMPORARY CASH INVESTMENTS
                              AT END OF YEAR             $ 1,416.7    $   540.7
                                                       =========================






The accompanying notes are an integral part of the statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The   Company   distributes   its   group   benefit   products   through   group
representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of  Presentation:  The  financial  statements  have  been  prepared  using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED


     Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

     Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

     Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance  Reserves:  The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial
Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

     The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

     The carrying amounts in the statement of financial position for policy loans approximates their fair value.

     The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

     Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Interest Rate and Currency Rate Swap Contracts and Financial Futures  Contracts:
The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:

                                         December 31, 1996           December 31, 1995
                                   ---------------------------------------------------------
                                       Statement       Fair        Statement       Fair
                                         Value         Value         Value         Value
                                   ---------------------------------------------------------
                                                           (In millions)

Guaranteed investment contracts        $11,921.6     $11,943.2     $12,014.3     $12,325.3
Fixed-rate deferred and
 immediate annuities                     3,909.3       3,886.1       3,494.5       3,478.6
Supplementary contracts without
 life contingencies                         45.6          46.0          39.6          40.7
                                   ---------------------------------------------------------

                                       $15,876.5     $15,875.3     $15,548.4     $15,844.6
                                   =========================================================

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--
        CONTINUED

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.


NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.


NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 3--BORROWED MONEY--CONTINUED

with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes . The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.


NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                            1996          1995
                                                          ----------------------
                                                               (In millions)

     Investment expenses                                   $333.8         $332.9
     Interest expense                                        48.1           38.3
     Depreciation on real estate and
       other invested assets                                 73.3           62.7
     Real estate and other investment taxes                  65.2           61.2
                                                          ----------------------

                                                           $520.4         $495.1
                                                          ======================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                            1996          1995
                                                          ----------------------
                                                               (In millions)

     Net gains from asset sales and foreclosures           $ 81.2        $118.6
     Capital gains tax                                      (53.7)        (64.2)
     Net capital gains transferred to the IMR               (71.1)        (33.2)
                                                          ----------------------

         Net Realized Capital Gains (Losses)               $(43.6)       $ 21.2
                                                          ======================


Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                            1996          1995
                                                          ----------------------
                                                               (In millions)

     Net gains from changes in security values
       and book value adjustments                          $242.2        $ 93.4
     Increase in asset valuation reserve                    (50.5)       (178.5)
                                                          ----------------------

       Net Unrealized Capital Gains (Losses)
                       and Other Adjustments               $191.7        $(85.1)
                                                          ======================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

Year ended December 31, 1996

                                                                  Gross          Gross
                                                Statement      Unrealized      Unrealized
                                                  Value           Gains          Losses       Fair Value
                                              -------------------------------------------------------------
                                                                     (In millions)
U.S. Treasury securities and obligations of
   U.S. government corporations and agencies
                                                 $   430.2       $    8.8         $  4.2       $   434.8

Obligations of states and political
   subdivisions                                      175.2            8.8            3.9           180.1

Debt securities issued by foreign governments
                                                     203.5           30.1            0.0           233.6

Corporate securities                              16,902.1        1,083.2          112.6        17,872.7

Mortgage-backed securities                         4,756.0          116.3           54.5         4,817.8
                                              -------------------------------------------------------------

     Total bonds                                 $22,467.0       $1,247.2         $175.2       $23,539.0
                                              =============================================================

Year ended December 31, 1995

U.S. Treasury securities and obligations of
   U.S. government corporations and agencies
                                                 $   638.5       $   42.5         $  0.2       $   680.8

Obligations of states and political
   subdivisions                                      194.1           20.6            0.1           214.6

Debt securities issued by foreign governments
                                                     297.7           42.2            0.0           339.9

Corporate securities                              18,358.6        1,818.3           73.9        20,103.0

Mortgage-backed securities                         1,619.6           57.9           20.8         1,656.7
                                              -------------------------------------------------------------

     Total bonds                                 $21,108.5       $1,981.5         $ 95.0       $22,995.0
                                              =============================================================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 6--INVESTMENTS--CONTINUED

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                       Statement        Fair
                                                         Value          Value
                                                    ----------------------------
                                                             (In millions)

     Due in one year or less                          $  1,430.4     $  1,463.8
     Due after one year through five years               5,987.3        6,226.8
     Due after five years through ten years              5,421.9        5,732.3
     Due after ten years                                 4,871.4        5,298.3
                                                    ----------------------------
                                                        17,711.0       18,721.2
         Mortgage-backed securities                      4,756.0        4,817.8
                                                    ----------------------------

                                                       $22,467.0      $23,539.0
                                                    ============================

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                  Year ended December 31
                                                     1996        1995
                                              ------------------------------
                                                      (In millions)
                  Expected                       $46.3             $47.0
                  Actual                          29.1             $26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                                       Statement                                         Statement
           Property Type                 Value            Geographic Concentration         Value
--------------------------------------------------------------------------------------------------------
                                     (In millions)                                     (In millions)
Apartments                              $1,667.9              East North Central          $  734.6
Hotels                                     147.4              East South Central             158.9
Industrial                                 882.1              Middle Atlantic              1,543.3
Office buildings                         1,707.0              Mountain                       382.8
Retail                                   1,489.8              New England                    843.9
1-4 Family                                   7.4              Pacific                      2,015.4
Agricultural                             1,608.1              South Atlantic               1,437.6
Other                                      454.3              West North Central             240.6
                                                              West South Central             558.3
                                                              Other                           48.6
                                    -----------------                                 ----------------

                                        $7,964.0                                          $7,964.0
                                    =================                                 ================

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.


NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 7--REINSURANCE--CONTINUED

reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                       Year ended December 31
                                                          1996         1995
                                                    ----------------------------
                                                           (In millions)

Reinsurance recoverables                                 $26.5         $30.7
Funds held by reinsurers                                  23.4           2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                          Year ended December 31
                                                              1996        1995
                                                          ----------------------
                                                                (In millions)

     Defined benefit plans:
       Service cost--benefits earned during the period      $  32.4    $   30.1
       Interest cost on the projected benefit obligation      107.4       103.5
       Actual return on plan assets                          (225.1)     (369.5)
       Net amortization and deferral                           85.0       260.5
                                                          ----------------------
                                                             (  0.3)       24.6

     Defined contribution plans                                21.4        19.8
                                                          ----------------------

     Total pension expense                                  $  21.1    $   44.4
                                                          ======================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 8--BENEFIT PLANS--CONTINUED

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                              1996       1995
                                                           ---------------------

Discount rate                                                 7.25%      7.50%
Weighted rate of increase in compensation levels              4.78%      5.10%
Expected long-term rate of return on assets                   8.50%      7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                          1996        1995
                                                    ----------------------------
                                                            (In millions)

Actuarial present value of benefit obligations:
   Vested benefit obligation                           $(1,344.8)     $(1,242.9)
                                                    ============================

   Accumulated benefit obligation                      $(1,387.7)     $(1,300.3)
                                                    ============================

Projected benefit obligation                           $(1,582.4)     $(1,480.0)
Plan assets fair value                                   1,787.6        1,645.3
                                                    ----------------------------
Excess of plan assets over projected benefit
  obligation                                               205.2          165.3

Unrecognized net gain                                   (  176.1)      (  139.1)

Prior service cost not yet recognized in net
  periodic pension cost                                     42.8           50.0

Unrecognized net asset, net of amortization             (   95.9)      (  111.2)
                                                    ----------------------------

Net pension liability                                  $(   24.0)     $(   35.0)
                                                   =============================


Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                                        December 31
                                                           1996                            1995
                                               --------------------------------------------------------------
                                                  Medical                        Medical
                                                    and            Life            and             Life
                                                   Dental        Insurance        Dental        Insurance
                                                   Plans           Plans          Plans           Plans
                                               --------------------------------------------------------------
                                                                       (In millions)
Accumulated postretirement benefit
    obligation:
    Retirees                                      $(234.2)         $(100.6)      $(236.5)         $( 89.2)
    Fully eligible active plan participants        ( 46.4)          ( 19.4)       ( 42.9)          ( 20.1)
                                               --------------------------------------------------------------
                                                   (280.6)          (120.0)       (279.4)          (109.3)

Plan assets at fair value                           132.4              0.0          96.9              0.0
                                               --------------------------------------------------------------
Accumulated postretirement benefit
    obligation in excess of plan assets            (148.2)          (120.0)       (182.5)          (109.3)
Unrecognized prior service cost                      16.7              5.3          18.2              5.8
Unrecognized prior net gain                        ( 93.0)             4.0        ( 84.2)          (  4.2)
Unrecognized transition obligation                  256.8             78.4         272.9             83.3
                                               --------------------------------------------------------------

Accrued postretirement benefit cost               $  32.3          $( 32.3)      $  24.4          $( 24.4)
                                               ==============================================================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                                        December 31
                                                           1996                            1995
                                               --------------------------------------------------------------
                                                  Medical                        Medical
                                                    and            Life            and             Life
                                                   Dental        Insurance        Dental        Insurance
                                                   Plans           Plans          Plans           Plans
                                               --------------------------------------------------------------
                                                                       (In millions)
Eligibility cost                                   $  7.1           $  1.8       $   5.3           $  1.5
Interest cost                                        19.8              8.3          21.1              7.8
Actual return on plan assets                        (15.9)             0.0         (15.5)             0.0
Net amortization and deferral                        20.9              5.4          25.0              5.0
                                               --------------------------------------------------------------

Net periodic postretirement benefit cost            $31.9            $15.5        $ 35.9            $14.3
                                               ==============================================================

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is
8.0 % for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.


NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:
                                                             December 31
                                                         1996           1995
                                                     ---------------------------
                                                            (In millions)

Futures contracts to purchase securities                  $  117.6     $   62.2
                                                     ===========================

Futures contracts to sell securities                      $  136.4     $  299.9
                                                     ===========================

Notional amount of interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps and interest rate floors to:

   Receive variable rates                                 $3,822.8     $1,735.0
                                                     ===========================

   Receive fixed rates                                    $2,912.5     $1,756.3
                                                     ===========================

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                      December 31, 1996
                                                 ---------------------------
                                                        (In millions)

         1997                                                $23.2
         1998                                                 18.8
         1999                                                 15.3
         2000                                                 12.3
         2001                                                  7.8
         Thereafter                                           17.0
                                                 ---------------------------

                  Total minimum payments                     $94.4
                                                 ===========================


NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND
                 OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                   December 31, 1996         Percent
                                                                ------------------------------------------
                                                                     (In millions)
Subject to discretionary withdrawal (with adjustment):
   With market value adjustment                                        $ 1,748.9               4.9%
   At book value less surrender charge                                   2,681.4               7.5
                                                                ------------------------------------------
   Total with adjustment                                                 4,430.3              12.4
   Subject to discretionary withdrawal (without
     adjustment) at book value                                             815.7               2.3
   Subject to discretionary withdrawal - separate
     accounts                                                           11,816.8              33.0
Not subject to discretionary withdrawal:
    General account                                                     17,422.1              48.7
    Separate accounts                                                    1,297.3               3.6
                                                                ------------------------------------------
Total annuity reserves and deposit liabilities--before
  reinsurance                                                           35,782.2             100.0%
                                                                                             ======

Less reinsurance ceded                                                      (0.2)
                                                                ------------------------

Net annuity reserves and deposit fund liabilities                      $35,782.0
                                                                ========================

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND
                 OBLIGATIONS RELATED TO SEPARATE ACCOUNTS--CONTINUED

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.


NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                    1996              1995
                                               ---------------------------------
                                                        (In millions)

Balance at January 1                               $207.7            $216.2
  Less reinsurance recoverables                       4.0              (7.3)
                                               ---------------------------------
Net balance at January 1                            203.7             208.9
                                               ---------------------------------
Incurred related to:
  Current year                                      293.8             301.0
  Prior years                                       (36.1)            (25.2)
                                               ---------------------------------
Total incurred                                      257.7             275.8
                                               ---------------------------------
Paid related to:
  Current year                                      183.7             192.0
  Prior years                                        71.7              89.0
                                               ---------------------------------
Total paid                                          255.4             281.0
                                               ---------------------------------
Net balance at December 31                          206.0             203.7
  Plus reinsurance recoverable                        3.0               4.0
                                               ---------------------------------

Balance at December 31                             $209.0            $207.7
                                               =================================

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.


NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its mult-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation (JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.


NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                         Year ended December 31
                                                                  1996                            1995
                                                      ------------------------------ -------------------------------
                                                         Carrying         Fair          Carrying          Fair
                                                          Amount          Value          Amount          Value
                                                      --------------- -------------- --------------- ---------------
                                                                              (In millions)
Assets
   Bonds--Note 6                                          $22,467.0      $23,539.0      $21,108.5       $22,995.0
   Preferred stocks--Note 6                                   416.2          416.2          338.8           338.8
   Common stocks--Note 6                                      249.8          249.8          130.9           130.9
   Mortgage loans on real estate--Note 6                    7,964.0        8,400.2        8,801.5         9,381.8
   Policy loans--Note 1                                     1,589.3        1,589.3        1,621.3         1,621.3
   Cash and cash equivalents--Note 1                        1,416.7        1,416.7          540.7           540.7

Liabilities
   Guaranteed investment contracts--Note 1                 11,921.6       11,943.2       12,014.3        12,325.3
   Fixed rate deferred and immediate
     annuities--Note 1                                      3,909.3        3,886.1        3,494.5         3,478.6
   Supplementary contracts without
     life contingencies--Note 1                                45.6           46.0           39.6            40.7

Derivatives liabilities relating to:--Note 11
Interest rate swaps                                             -             16.4            -              37.0
Currency rate swaps                                             -             41.1            -              23.3
Interest rate caps                                              -             (0.6)           -              (0.3)
Interest rate floors                                            -             (0.1)           -               0.0
                                                                -
Commitments--Note 15                                            -          1,095.7            -           1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                            PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

       JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

1. Statutory-Basis Statement of Financial Position at December 31, 1996 and December 31, 1995. (Part B)

2. Statutory-Basis Summary of Operations and Changes in Policyholders' Contingency Reserves for the period ended December 31, 1996, and December 31, 1995. (Part B)

4. Statutory-Basis Statements of Cash Flows for the period ended December 31, 1996, and December 31, 1995. (Part B)

5.   Notes to Statutory-Basis Financial Statements. (Part B)

(B) EXHIBITS

1. John Hancock Mutual Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996.*

2.   Not Applicable.

3. (a) Form of Variable Annuity Contracts Marketing and Distribution Agreement Between John Hancock Mutual Life Insurance Company and John Hancock.*

     (b) Form of Soliciting Dealer Agreement between John Hancock Funds, Inc., and soliciting broker-dealers or financial institutions participating in distribution of Contracts.*

4. (a) Form of group deferred combination fixed and variable annuity contract.*

     (b) Form of group deferred combination fixed and variable annuity certificate.*

     (c) Form of individual deferred combination fixed and variable annuity contract.*

     (d)  Form of nursing home waiver of CDSL rider.*

     (e)  Form of one year stepped-up death benefit rider.*

     (f)  Form of accidental death benefit rider.*

5.   Form of contract application.*

6. (a) Articles of Organization and By-Laws of John Hancock Mutual Life Insurance Company.*

7.   Not Applicable.

8. Form of Responsibility and Cost Allocation Agreement Between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc.*

9.   Opinion and consent of counsel.*

10.  (a)  Representation of counsel.+

     (b)  Consent of independent auditors.+

     (c) Powers of Attorney for all directors except Robert J. Tarr, Jr., previously filed electronically with Form N-4EL (file nos. 333-08345 and 811-07711) on July 18, 1996, accession number
          0000950109-96-004518. Power of attorney for director Robert J. Tarr, Jr., is filed herewith.+

11.  Not Applicable.

12.  Not Applicable.

13.  Not Applicable.

14.  Not Applicable.


* Previously filed electronically with Form N-4EL (file nos. 333-08345 and 811-07711) on July 18, 1996, accession number 0000950109-96-004518.

+    Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

   Directors                        Principal Occupations
   ---------                        ---------------------
   Samuel W. Bodman       Chairman of the Board and Chief Execu-
                          tive Officer, Cabot Corporation (chemi-
                          cals)
   Nelson S. Gifford      Director, Boston Edison Company (electric utility)
   William L. Boyan       President, John Hancock
   Kathleen F. Feldstein  President, Economics Studies Inc. (economic consulting)
   Lawrence K. Fish       Chairman and Chief Executive Officer,
                          Citizens Financial Group (banking).
   E. James Morton        Director, formerly Chairman of the
                          Board, John Hancock
   John F. Magee          Chairman of the Board, Arthur D. Little,
                          Inc. (industrial research and consulting)
   John M. Connors, Jr.   President and Chief Executive Officer,
                          Hill, Holliday, Connors, Cosmopoulos,
                          Inc. (advertising)
   Stephen L. Brown       Chairman of the Board and Chief Execu-
                          tive Officer, John Hancock
   Thomas L. Phillips     Director, formerly Chairman of the
                          Board, Raytheon Company (electronics)
   I. MacAllister Booth   Former Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products)
   C. Vincent Vappi       Former President and Chief Executive Officer,
                          Vappi & Company, Inc. (construction)
   Randolph W. Bromery    President, Springfield College
   Robert J. Tarr, Jr.    Former President, Chief Executive Officer and
                          Chief Operations Officer, Harcourt General, Inc.
                          (publishing)
   David F. D'Alessandro  Senior Executive Vice President, John
                          Hancock
   Joan T. Bok            Chairman of the Board, New England Elec-
                          tric System (electric utility)
   Robert E. Fast         Partner, Hale and Dorr (law firm)
   Foster L. Aborn        Vice Chairman of the Board, John Hancock
   Richard F. Syron       Chairman of the Board and Chief Execu-
                          tive Officer, American Stock Exchange
   Michael C. Hawley      President and Chief Operating Officer,
                          The Gillette Company (razors, etc.)

   Executive Officers
   ------------------
   Diane M. Capstaff      Executive Vice President
   Thomas E. Moloney      Executive Vice President
   Richard S. Scipione    General Counsel
   Bruce E. Skrine        Senior Vice President, Counsel and Secretary

  The business address for each of the above-named officers and directors is:
John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  The Registrant is a separate account of John Hancock Mutual Life Insurance Company ("Company"), operated as a unit investment trust. The Registrant supports benefits payable under the Company's variable annuity contracts by investing in shares of John Hancock Declaration Trust ("Trust") a "series" type of mutual fund, registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company. The Company may purchase Trust shares to provide initial capital for the Trust. The Registrant and other separate accounts of the Company, John Hancock Variable Life Insurance Company ("JHVLICO"), and other unaffiliated life insurance companies will own all of the Trust's other outstanding shares for the forseeable future. The purchasers of variable annuity and any variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, the Company will control the Registrant.

  A diagram of the subsidiaries of the Company is incorporated by reference from Exhibit 17 to Post- Effective Amendment No. 10 to Form N-1A Registration Statement of John Hancock Variable Series Trust I (File No. 33-2081) filed March 2, 1995.


ITEM 27.   NUMBER OF CONTRACT OWNERS

  Registrant has one Contract Owner.


ITEM 28.   INDEMNIFICATION

  Pursuant to Article 9 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITERS

  (a) JHFI acts as principal underwriter, depositor, sponsor or investment adviser for the following investment companies.

Freedom Investment Trust
Freedom Investment Trust II
Freedom Investment Trust III
John Hancock Cash Reserve, Inc.
John Hancock Current Interest
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Institutional Series Trust
John Hancock Investment Trust
John Hancock Limited Term Government Fund
John Hancock Series, Inc.
John Hancock Sovereign Bond fund
John Hancock Sovereign Investors Fund, Inc.
John Hancock Special Equities Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Fund
John Hancock Tax-Free Bond Trust
John Hancock Technology Series, Inc.
John Hancock World Fund

  (b) The following lists the names and positions with underwriter of the directors and officers of JHFI.

Foster L. Aborn                  Director
Edward J. Boudreau, Jr.          Director and Chairman
Stephen L. Brown                 Director
David F. D'Alessandro            Director
John M. DeCiccio                 Director
William C. Fletcher              Director
Robert G. Freedman               Director
John Goldsmith                   Director
Richard O. Hansen                Director
David A. King                    Director
Jeanne M. Livermore              Director
Thomas E. Moloney                Director
Richard S. Scipione              Director
Robert H. Watts                  Director

Edward J. Boudreau, Jr.,         Chairman, President and Chief Executive Officer
Robert H. Watts                  Executive Vice President and Chief Compliance Officer
James W. McLaughlin              Senior Vice President and Chief Financial Officer
John A. Morin                    Vice President and Secretary
Christopher M. Meyer             Second Vice President and Treasurer
Stephen W. Blair                 Executive Vice President
James V. Bowhers                 Executive Vice President
Michael T. Carpenter             Senior Vice President
James B. Little                  Senior Vice President
William S. Nichols               Senior Vice President
Anthony P. Petrucci              Senior Vice President
Charles H. Womack                Senior Vice President
Susan S. Newton                  Vice President
Keith Harstein                   Vice President
Griselda Lyman                   Vice President
J. William Benintende            Second Vice President
Arthur J. Holzman, Jr.           Second Vice President
Karen F. Walsh                   Second Vice President
William H. King                  Assistant Treasurer
Theresa Apruzzese                Assistant Secretary
John J. Cotter                   Assistant Secretary
Carmen M. Pelissier              Assistant Secretary

The business address for each of the above-named officers and directors is: John Hancock Funds, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

  (c) Not Applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  The Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, prepares, maintains and preserves all other records required by Section
31(a) of the Act.

ITEM 31.   MANAGEMENT SERVICES

  Not applicable.


ITEM 32.   UNDERTAKINGS

  (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

  (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

  (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

     (e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                  SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF BOSTON AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 29TH DAY OF APRIL, 1997.


                                                  JOHN HANCOCK VARIABLE ANNUITY
                                                  ACCOUNT H (REGISTRANT)

                                                  By John Hancock Mutual Life
                                                   Insurance Company


                                                  By /s/ WILLIAM L. BOYAN
                                                    --------------------------
                                                         William L. Boyan
                                                         President


                                                  JOHN HANCOCK MUTUAL LIFE
                                                  INSURANCE COMPANY (DEPOSITOR)


                                                  By /s/ WILLIAM L. BOYAN
                                                    --------------------------
                                                         William L. Boyan
                                                         President

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THEIR CAPACITIES WITH JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY AND ON THE DATES INDICATED.

Signature                     Title                               Date
---------                     -----                               ----
/s/ THOMAS E. MOLONEY         Chief Financial Officer          April 29, 1997
----------------------        (Principal Financial Officer
Thomas E. Moloney             and Principal Accounting
                              Officer)



/s/ WILLIAM L. BOYAN          President (Acting Principal      April 29, 1997
----------------------        Executive Officer)
William L. Boyan
for himself and as
Attorney-in-Fact



FOR: Stephen L. Brown         Chairman of the Board
     Samuel W. Bodman         Director
     Nelson S. Gifford        Director
     William L. Boyan         Director
     Kathleen F. Feldstein    Director
     Lawrence K. Fish         Director
     E. James Morton          Director
     John F. Magee            Director
     John M. Conners, Jr.     Director
     Thomas L. Phillips       Director
     I. MacAllister Booth     Director
     C. Vincent Vappi         Director
     Randolph W. Bromery      Director
     Robert J. Tarr, Jr.      Director
     David F. D'Alessandro    Director
     Joan T. Bok              Director
     Robert F. Fast           Director
     Foster L. Aborn          Director
     Richard F. Syron         Director
     Michael C. Hawley        Director